LOOMIS, SAYLES & CO., L.P.

                                 CODE OF ETHICS



                      ------------------------------------
                         POLICY ON PERSONAL TRADING AND
                               RELATED ACTIVITIES
                           BY LOOMIS SAYLES PERSONNEL
                      ------------------------------------

                                   EFFECTIVE:
                                January 14, 2000


                                  AS AMENDED:
                                August 11, 2016

                               TABLE OF CONTENTS

1.   INTRODUCTION .........................................................    3
2.   STATEMENT OF GENERAL PRINCIPLES ......................................    3
3.   A FEW KEY TERMS ......................................................    4
3.1.     Covered Security .................................................    4
3.2.     Beneficial Ownership .............................................    5
3.3.     Investment Control ...............................................    6
3.4.     Maintaining Personal Accounts ....................................    7
4.   SUBSTANTIVE RESTRICTIONS ON PERSONAL TRADING .........................    8
4.1.     Pre-clearance ....................................................    8
4.2.     Good Until Canceled and Limit Orders .............................    9
4.3.     Short Term Trading Profits .......................................    9
4.4.     Restrictions on Round Trip Transactions in Loomis Advised Funds ..   10
4.5.     Derivatives ......................................................   10
4.6.     Short Sales ......................................................   11
4.7.     Competing with Client Trades .....................................   11
4.8.     Large Cap/De Minimis Exemption ...................................   12
4.9.     Investment Person Seven-Day Blackout Rule ........................   12
4.10.       Research Recommendations ......................................   13
4.11.       Initial Public Offerings ......................................   14
4.12.       Private Placement Transactions ................................   15
4.13.       Insider Trading ...............................................   15
4.14.       Restricted and Concentration List .............................   16
4.15.       Loomis Sayles Hedge Funds .....................................   17
4.16.       Exemptions Granted by the Chief Compliance Officer ............   17
5.   PROHIBITED OR RESTRICTED ACTIVITIES ..................................   17
5.1.     Public Company Board Service and Other Affiliations ..............   17
5.2.     Participation in Investment Clubs and Private Pooled Vehicles ....   18
6.   REPORTING REQUIREMENTS ...............................................   18
6.1.     Initial Holdings Reporting, Account Disclosure and Acknowledgement
         of Code ..........................................................   18
6.2.     Brokerage Confirmations and Brokerage Account Statements .........   19
6.3.     Quarterly Transaction Reporting and Account Disclosure ...........   20
6.4.     Annual Reporting .................................................   21
6.5.     Review of Reports by Chief Compliance Officer ....................   21
6.6.     Internal Reporting of Violations to the Chief Compliance Officer .   21
7.   SANCTIONS ............................................................   22
8.   RECORDKEEPING REQUIREMENTS ...........................................   22
9.   MISCELLANEOUS ........................................................   23
9.1.     Confidentiality ..................................................   23
9.2.     Disclosure of Client Trading Knowledge ...........................   23
9.3. Notice to Access Persons, Investment Persons and Research Analysts
     as to Code Status ....................................................   23
9.4. Notice to Personal Trading Compliance of Engagement of Independent
     Contractors ..........................................................   24
9.5. Questions and Educational Materials ..................................   24

                           LOOMIS, SAYLES & CO., L.P.

                                 CODE OF ETHICS

                       ----------------------------------
                         POLICY ON PERSONAL TRADING AND
                               RELATED ACTIVITIES
                       ----------------------------------

1. INTRODUCTION

          This Code of Ethics ("Code") has been adopted by Loomis, Sayles & Co., L.P. ("Loomis Sayles") to govern certain conduct of Loomis Sayles' SUPERVISED PERSONS and personal trading in securities and related activities of those individuals who have been deemed ACCESS PERSONS thereunder, and under certain circumstances, those ACCESS PERSONS' family members and others in a similar relationship to them.

          The policies in this Code reflect Loomis Sayles' desire to detect and prevent not only situations involving actual or potential conflicts of interest or unethical conduct, but also those situations involving even the appearance of these.

2. STATEMENT OF GENERAL PRINCIPLES

          It is the policy of Loomis Sayles that no ACCESS PERSON or SUPERVISED PERSON as such terms are defined under the Code, (please note that Loomis Sayles treats all employees as ACCESS PERSONS) shall engage in any act, practice or course of conduct that would violate the Code, the fiduciary duty owed by Loomis Sayles and its personnel to Loomis Sayles' clients, Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the provisions of Section 17(j) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and Rule 17j-1 there under. It is required that all ACCESS PERSONS must comply with all applicable laws, rules and regulations including, but not limited to the FEDERAL SECURITIES LAWS. The fundamental position of Loomis Sayles is, and has been, that it must at all times place the interests of its clients first. Accordingly, your personal financial transactions (and in some cases, those of your family members and others in a similar relationship to you) and related activities must be conducted consistently with this Code and in such a manner as to avoid any actual or potential conflict of interest or abuse of your position of trust and responsibility.

          Without limiting in any manner the fiduciary duty owed by Loomis Sayles to its clients, it should be noted that Loomis Sayles considers it proper that purchases and sales be made by ACCESS PERSONS in the marketplace of securities owned by Loomis Sayles' clients, PROVIDED that such securities transactions comply with the spirit of, and the specific restrictions and limitations set forth in the Code. In making personal investment decisions, however, you must exercise extreme care to ensure that the provisions of the Code are not violated and under no circumstances, may an ACCESS PERSON use the knowledge of COVERED SECURITIES purchased or sold by any client of Loomis Sayles or COVERED SECURITIES being considered for purchase or sale by any client of Loomis Sayles to profit personally, directly or indirectly, by the market effect of such transactions.

          Improper trading activity can constitute a violation of the Code. The Code can also be violated by an ACCESS PERSON'S failure to file required reports, by making inaccurate or misleading reports or statements concerning trading activity, or by opening an account with a non-SELECT BROKER without proper approval as set forth in the Code.

          It is not intended that these policies will specifically address every situation involving personal trading. These policies will be interpreted and applied, and exceptions and amendments will be made, by Loomis Sayles in a manner considered fair and equitable, but in all cases with the view of placing Loomis Sayles' clients' interests paramount. It also bears emphasis that technical compliance with the procedures, prohibitions and limitations of this Code will not automatically insulate you from scrutiny of, and sanctions for, securities transactions which indicate an abuse of Loomis Sayles' fiduciary duty to any of its clients.

          You are encouraged to bring any questions you may have about the Code to PERSONAL TRADING COMPLIANCE.

          PERSONAL TRADING COMPLIANCE, the CHIEF COMPLIANCE OFFICER and the Loomis Sayles Ethics Committee will review the terms and provisions of the Code at least annually, and make amendments as necessary. Any amendments to the Code will be provided to you.

3. A FEW KEY TERMS

          BOLDFACED terms have special meaning in this Code. The application of a particular Code requirement to you may hinge on the elements of the definition of these terms. See the GLOSSARY at the end of this Code for definitions of these terms. In order to have a basic understanding of the Code, however, you must have an understanding of the terms "COVERED SECURITY", "BENEFICIAL OWNERSHIP" and "INVESTMENT CONTROL" as used in the Code.

     3.1. COVERED SECURITY

          This Code generally relates to transactions in and ownership of an investment that is a COVERED SECURITY. Currently, this means any type of equity or debt security (such as common and preferred stocks, and corporate and government bonds or notes), any equivalent (such as ADRs), any derivative, instrument representing, or any rights relating to, a COVERED SECURITY, and any closely related security (such as certificates of participation, depository receipts, collateral--trust certificates, put and call options, warrants, and related convertible or exchangeable securities and securities indices). Shares of closed-end funds, municipal obligations and securities issued by agencies and instrumentalities of the U.S. government (e.g. GNMA obligations) are also considered COVERED SECURITIES under the Code.

          Additionally, the shares of any investment company registered under the Investment Company Act and the shares of any collective investment vehicle ("CIV"), (e.g. SICAVs, OEICs, UCITs, etc.) that is advised, sub-advised, or distributed by Loomis Sayles, Natixis, or a Natixis affiliate ("REPORTABLE FUNDS") are deemed to be COVERED SECURITIES for purposes of certain provisions of the Code. REPORTABLE FUNDS include open-end and closed-end funds and CIVs that are advised, sub-advised, or distributed by Loomis Sayles, Natixis, or a Natixis affiliate, but exclude money market funds. A current list of REPORTABLE FUNDS is attached as EXHIBIT ONE and will be maintained on the firm's intranet site under the Legal and Compliance page.

EXPLANATORY NOTE:  WHILE THE DEFINITION OF REPORTABLE FUNDS ENCOMPASSES FUNDS OR
                   CIVS THAT ARE ADVISED, SUB-ADVISED AND/OR DISTRIBUTED BY NATIXIS AND ITS AFFILIATES, ONLY THOSE FUNDS OR CIVS ADVISED OR SUB-ADVISED BY LOOMIS SAYLES ("LOOMIS ADVISED FUND") ARE SUBJECT TO CERTAIN TRADING RESTRICTIONS OF THE CODE (SPECIFICALLY, THE SHORT-TERM TRADING PROFIT AND ROUND TRIP TRANSACTION

                   RESTRICTIONS). PLEASE REFER TO SECTION 4.3 AND 4.4 OF THE CODE FOR FURTHER EXPLANATION OF THESE TRADING RESTRICTIONS. ADDITIONALLY, EXHIBIT ONE DISTINGUISHES BETWEEN THOSE FUNDS AND CIVS THAT ARE ONLY SUBJECT TO REPORTING REQUIREMENTS UNDER THE CODE (ALL REPORTABLE FUNDS), AND THOSE THAT ARE SUBJECT TO BOTH THE REPORTING REQUIREMENTS AND THE AFOREMENTIONED TRADING RESTRICTIONS (LOOMIS ADVISED FUNDS).

          Shares of exchange traded funds ("ETFs") and closed-end funds are deemed to be COVERED SECURITIES for the purposes of certain provisions of the Code. Broad based open-ended ETFs with either a market capitalization exceeding U.S. $1 billion OR an average daily trading volume exceeding 1 million shares (over a 90 day period); options on such ETFs, options on the indices of such ETFs; and ETFs that invest 80% of their assets in securities that are not subject to the pre-clearance requirements of the Code, are exempt from certain provisions of the Code ("EXEMPT ETFS"). A current list of EXEMPT ETFS is attached as Exhibit Two and will be maintained on the firm's intranet site under the Legal and Compliance page.

EXPLANATORY NOTE: BROAD BASED OPEN-ENDED ETFS ARE DETERMINED BY PERSONAL TRADING
                  COMPLIANCE USING BLOOMBERG DATA.

          All ACCESS PERSONS are expected to comply with the spirit of the Code, as well as the specific rules contained in the Code. Therefore, while the lists of REPORTABLE FUNDS and EXEMPT ETFS are subject to change, it is ultimately the responsibility of all ACCESS PERSONS to review these lists which can be found in EXHIBIT(S) ONE AND TWO, prior to making an investment in a REPORTABLE FUND or ETF.

          It should be noted that private placements, hedge funds and investment pools are deemed to be COVERED SECURITIES for purposes of the Code whether or not advised, sub-advised, or distributed by Loomis Sayles or a Natixis investment adviser. Investments in such securities are discussed under sections 4.12 and 5.2.

          Please see EXHIBIT THREE for the application of the Code to a specific COVERED SECURITY or instrument, including exemptions from pre-clearance.

3.2. BENEFICIAL OWNERSHIP

          The Code governs any COVERED SECURITY in which an Access Person has any direct or indirect "BENEFICIAL OWNERSHIP." BENEFICIAL OWNERSHIP for purposes of the Code means a direct or indirect "pecuniary interest" that is held or shared by you directly or indirectly (through any contract, arrangement, understanding, relationship or otherwise) in a COVERED SECURITY. The term "pecuniary interest" in turn generally means your opportunity directly or indirectly to receive or share in any PROFIT derived from a transaction in a COVERED SECURITY, whether or not the COVERED SECURITY or the relevant account is in your name and regardless of the type of account (i.e. brokerage account, direct account, or retirement plan account). Although this concept is subject to a variety of U.S. Securities and Exchange Commission ("SEC") rules and interpretations, you should know that you are PRESUMED under the Code to have an indirect pecuniary interest as a result of:

     o    ownership of a COVERED SECURITY by your spouse or minor children;

     o ownership of a COVERED SECURITY by a live-in partner who shares your household and combines his/her financial resources in a manner similar to that of married persons;

     o ownership of a COVERED SECURITY by your other family members sharing your household (including an adult child, a stepchild, a grandchild, a parent, stepparent, grandparent, sibling, mother- or father-in-law, sister- or brother-in-law, and son- or daughter-in-law);

     o your share ownership, partnership interest or similar interest in COVERED SECURITIES held by a corporation, general or limited partnership or similar entity you control;

     o your right to receive dividends or interest from a COVERED SECURITY even if that right is separate or separable from the underlying securities;

     o your interest in a COVERED SECURITY held for the benefit of you alone or for you and others in a trust or similar arrangement (including any present or future right to income or principal); and

     o your right to acquire a COVERED SECURITY through the exercise or conversion of a "derivative COVERED SECURITY."

          In addition, life events such as marriage, death of a family member (i.e., inheritance), etc. may result in your acquiring BENEFICIAL OWNERSHIP and/or INVESTMENT CONTROL over accounts previously belonging to others. Therefore, any COVERED SECURITY, including REPORTABLE FUNDS, along with any account that holds or can hold a COVERED SECURITY, including REPORTABLE FUNDS, in which you have a BENEFICIAL OWNERSHIP and/or INVESTMENT CONTROL, as described in Section 3.2 and Section 3.3 of the Code, resulting from marriage or other life event must be reported to PERSONAL TRADING COMPLIANCE promptly, and no later than the next applicable quarterly reporting period.

EXPLANATORY NOTE:   ALL ACCOUNTS THAT HOLD OR CAN HOLD A COVERED SECURITY IN
                    WHICH AN ACCESS PERSON HAS BENEFICIAL OWNERSHIP ARE SUBJECT
                    TO THE CODE (SUCH ACCOUNTS INCLUDE, BUT ARE NOT LIMITED TO,
                    PERSONAL BROKERAGE ACCOUNTS, MUTUAL FUND ACCOUNTS, ACCOUNTS
                    OF YOUR SPOUSE, ACCOUNTS OF MINOR CHILDREN LIVING IN YOUR
                    HOUSEHOLD, FAMILY OF FUND ACCOUNTS, TRANSFER AGENT ACCOUNTS
                    HOLDING MUTUAL FUNDS OR BOOK ENTRY SHARES, IRAS, 401KS,
                    TRUSTS, DRIPS, ESOPS, ETC).

          Please see EXHIBIT FOUR for specific examples of the types of interests and accounts subject to the Code.

     3.3. INVESTMENT CONTROL

          The Code governs any COVERED SECURITY in which an ACCESS PERSON has direct or indirect "INVESTMENT CONTROL." The term INVESTMENT CONTROL encompasses any influence (i.e., power to manage, trade, or give instructions concerning the investment disposition of assets in the account or to approve or disapprove transactions in the account), whether sole or shared, direct or indirect, you exercise over the account or COVERED SECURITY.

          You should know that you are PRESUMED under the Code to have INVESTMENT CONTROL as a result of having:

     o INVESTMENT CONTROL (sole or shared) over your personal brokerage account(s);

     o INVESTMENT CONTROL (sole or shared) over an account(s) in the name of your spouse or minor children, unless, you have renounced an interest in your spouse's assets (subject to the approval of the CHIEF COMPLIANCE OFFICER);

     o INVESTMENT CONTROL (sole or shared) over an account(s) in the name of any family member, friend or acquaintance;

     o    Involvement in an Investment Club;

     o    Trustee power over an account(s); and

     o    The existence and/or exercise of a power of attorney over an account.

          Please see EXHIBIT FOUR for specific examples of the types of interests and accounts subject to the Code.

3.4. MAINTAINING PERSONAL ACCOUNTS

          All ACCESS PERSONS who have personal accounts that hold or can hold COVERED SECURITIES in which they have direct or indirect INVESTMENT CONTROL AND BENEFICIAL OWNERSHIP are required to maintain such accounts at one of the following firms: Ameriprise, Bank of America/Merrill Lynch, Charles Schwab, Citi Personal Wealth Management, E*TRADE, Fidelity Investments, Interactive Brokers, Morgan Stanley Smith Barney, TD Ameritrade, Scottrade, UBS, Vanguard, or Wells Fargo (collectively, the "SELECT BROKERS"). Additionally, an ACCESS PERSON may only purchase and hold shares of REPORTABLE FUNDS through either a SELECT BROKER, directly from the REPORTABLE FUND through its transfer agent, or through one or more of Loomis Sayles' retirement plans.

          Accounts in which the ACCESS PERSON only has either INVESTMENT CONTROL or BENEFICIAL OWNERSHIP; certain retirement accounts with an ACCESS PERSON'S prior employer; accounts managed by an outside adviser in which the ACCESS PERSON exercises no investment discretion; accounts in which the ACCESS PERSON'S spouse is employed by another investment firm and must abide by that firm's Code of Ethics; and/or the retirement accounts of an ACCESS PERSON'S spouse may be maintained with a firm other than the SELECT BROKERS with the approval of PERSONAL TRADING COMPLIANCE or the CHIEF COMPLIANCE OFFICER. However, Access Persons are responsible for ensuring that PERSONAL TRADING COMPLIANCE receives duplicate confirms as and when transactions are executed in such accounts, and statements on a monthly basis, if available, or at least quarterly. In addition, PERSONAL TRADING COMPLIANCe or the CHIEF COMPLIANCE OFFICER may grant exemptions to the SELECT BROKER requirement for accounts not used for general trading purposes such as ESOPs, DRIPs, securities held physically or in book entry form, family of fund accounts or situations in which the ACCESS PERSON has a reasonable hardship for maintaining their accounts with a SELECT BROKER.

          In addition, ACCESS PERSONS with a residence outside the U.S. are not required to maintain their personal accounts with a SELECT BROKER. However, such ACCESS PERSONS who have personal accounts that hold or can hold COVERED SECURITIES, including REPORTABLE FUNDS in which they have direct or indirect INVESTMENT CONTROL and/or BENEFICIAL OWNERSHIP, are responsible for ensuring that PERSONAL TRADING COMPLIANCE receives duplicate confirms as and when transactions are executed in the account, and statements on a monthly basis, if available, or at least quarterly. All of the remaining requirements and restrictions of the Code apply to ACCESS PERSONS with a residence outside the U.S.

EXPLANATORY NOTE:   WHILE CERTAIN ACCOUNTS MAY BE GRANTED AN EXEMPTION FROM
                    CERTAIN PROVISIONS OF THE CODE, INCLUSIVE OF THE SELECT
                    BROKER REQUIREMENT, THEY ARE STILL SUBJECT TO THE REPORTING
                    REQUIREMENTS OF THE CODE AND MAY BE SUBJECT TO THE PRE-

                    CLEARANCE REQUIREMENTS OF THE CODE (E.G. JOINT ACCOUNTS). THE TERMS OF A SPECIFIC EXEMPTION WILL BE OUTLINED IN AN EXEMPTION MEMORANDUM WHICH IS ISSUED TO THE ACCESS PERSON BY PERSONAL TRADING COMPLIANCE. AN ACCESS PERSON'S FAILURE TO ABIDE BY THE TERMS AND CONDITIONS OF AN ACCOUNT EXEMPTION ISSUED BY PERSONAL TRADING COMPLIANCE COULD RESULT IN A VIOLATION OF THE CODE.

4. SUBSTANTIVE RESTRICTIONS ON PERSONAL TRADING

          The following are substantive prohibitions and restrictions on ACCESS PERSONS' personal trading and related activities. In general, the prohibitions set forth below relating to trading activities apply to accounts holding COVERED SECURITIES in which an ACCESS PERSON has BENEFICIAL OWNERSHIP AND INVESTMENT CONTROL.

4.1. PRE-CLEARANCE

          Each ACCESS PERSON must pre-clear through the PTA Pre-clearance System ("PTA") all VOLITIONAL transactions in COVERED SECURITIES (i.e. transactions in which the ACCESS PERSON has determined the timing as to when the purchase or sale transaction will occur and amount of shares to be purchased or sold) in which he or she has INVESTMENT CONTROL AND in which he or she has or would acquire BENEFICIAL OWNERSHIP. Exceptions to the pre-clearance requirement include, but are not limited to: Open-ended mutual funds and CIVs meeting the criteria described below, EXEMPT ETFS listed in Exhibit Two, and US Government Agency bonds (i.e. GNMA, FNMA, FHLMC), as set forth in EXHIBIT(S) THREE AND FIVE.

EXPLANATORY NOTE:   A CIV IS EXEMPT FROM PRECLEARANCE UNDER THE FOLLOWING
                    CONDITIONS: ISSUES SHARES THAT SHAREHOLDERS HAVE THE RIGHT
                    TO REDEEM ON DEMAND; CALCULATES AN NAV ON A DAILY BASIS IN A
                    MANNER CONSISTENT WITH THE PRINCIPLES OF SECTION 2(A)(41) OF
                    THE 1940 ACT AND RULE 2A-4 THEREUNDER; ISSUES AND REDEEMS
                    SHARES AT THE NAV NEXT DETERMINED AFTER RECEIPT OF THE
                    RELEVANT PURCHASE OR REDEMPTION ORDER CONSISTENT WITH THE
                    "FORWARD PRICING" PRINCIPLES OF RULE 22C-1 UNDER THE 1940
                    ACT; AND THERE IS NO SECONDARY MARKET FOR THE SHARES OF THE
                    CIV.

EXPLANATORY NOTE:   FUTURES, OPTIONS AND SWAP TRANSACTIONS IN COVERED SECURITIES
                    MUST BE MANUALLY PRE-CLEARED BY PERSONAL TRADING COMPLIANCE
                    SINCE PTA CANNOT HANDLE SUCH TRANSACTIONS. INITIAL PUBLIC
                    OFFERINGS, PRIVATE PLACEMENT TRANSACTIONS, INCLUDING HEDGE
                    FUNDS WHETHER OR NOT THEY ARE ADVISED, SUB- ADVISED, OR
                    DISTRIBUTED BY LOOMIS SAYLES OR A NATIXIS INVESTMENT
                    ADVISER, PARTICIPATION IN INVESTMENT CLUBS AND PRIVATE
                    POOLED VEHICLES REQUIRE SPECIAL PRE-CLEARANCE AS DETAILED
                    UNDER SECTIONS 4.11, 4.12 AND 5.2 OF THE CODE.

EXPLANATORY NOTE:   BROAD BASED OPEN-ENDED ETFS WITH EITHER A MARKET
                    CAPITALIZATION EXCEEDING $1BILLION OR AN AVERAGE DAILY
                    TRADING VOLUME EXCEEDING 1 MILLION SHARES (OVER A 90 DAY
                    PERIOD); OPTIONS ON SUCH ETFS, OPTIONS ON THE INDICES OF
                    SUCH ETFS; AND ETFS THAT INVEST 80% OF THEIR ASSETS IN
                    SECURITIES THAT ARE NOT SUBJECT TO THE PRE-CLEARANCE
                    REQUIREMENTS OF THE CODE, ARE EXEMPT FROM THE PRE-CLEARANCE
                    AND TRADING RESTRICTIONS SET FORTH IN SECTIONS 4.1, 4.3,
                    4.5, 4.6, 4.7, 4.9, AND 4.10 OF THE CODE. A LIST OF THE
                    EXEMPT ETFS IS PROVIDED IN

                    EXHIBIT TWO OF THE CODE. ALL CLOSED END-FUNDS, CLOSED-END ETFS, SECTOR BASED/NARROWLY DEFINED ETFS AND BROAD BASED OPEN-ENDED ETFS WITH A MARKET CAPITALIZATION BELOW U.S. $1 BILLION AND AN AVERAGE DAILY TRADING VOLUME BELOW 1 MILLION SHARES (OVER A 90 DAY PERIOD) ARE SUBJECT TO THE PRE-CLEARANCE AND TRADING RESTRICTIONS DETAILED UNDER
                    SECTION 4 OF THE CODE.

                    ALL CLOSED-END FUNDS AND ETFS, INCLUDING THOSE EXEMPT ETFS AND THEIR ASSOCIATED OPTIONS AS DESCRIBED ABOVE, ARE SUBJECT TO THE REPORTING REQUIREMENTS DETAILED IN SECTION 6 OF THE CODE.

          Any transaction approved pursuant to the pre-clearance request procedures MUST BE EXECUTED BY THE END OF THE TRADING DAY ON WHICH IT IS APPROVED unless PERSONAL TRADING COMPLIANCE extends the pre-clearance for an additional trading day. If the ACCESS PERSON'S trade has not been executed by the end of the same trading day (or the next trading day in the case of an extension), the pre-clearance will lapse and the ACCESS PERSON may not trade without again seeking and obtaining pre-clearance of the intended trade.

          For ACCESS PERSONS with a U.S. residence, pre-clearance requests can only be submitted through PTA and/or to PERSONAL TRADING COMPLIANCE Monday -- Friday from 9:30am-4:00pm Eastern Standard Time. ACCESS PERSONS with a residence outside the U.S. will be given separate pre-clearance guidelines instructing them on the availability of PTA and PERSONAL TRADING COMPLIANCE support hours.

          If after pre-clearance is given and before it has lapsed, an ACCESS PERSON becomes aware that a COVERED SECURITY as to which he or she obtained pre-clearance has become the subject of a buy or sell order or is being considered for purchase or sale for a client account, the ACCESS PERSON who obtained the pre-clearance must consider the pre-clearance revoked AND MUST NOTIFY PERSONAL TRADING COMPLIANCE IMMEDIATELY. If the transaction has already been executed before the ACCESS PERSON becomes aware of such facts, no violation will be considered to have occurred as a result of the ACCESS PERSON'S transaction.

          If an ACCESS PERSON has actual knowledge that a requested transaction is nevertheless in violation of this Code or any provision thereof, approval of the request will not protect the ACCESS PERSON'S transaction from being considered in violation of the Code. The CHIEF COMPLIANCE OFFICER or PERSONAL TRADING COMPLIANCE may deny or revoke pre-clearance for any reason that is deemed to be consistent with the spirit of the Code.

    4.2. GOOD UNTIL CANCELED AND LIMIT ORDERS

          No ACCESS PERSON shall place a "good until canceled," "limit" or equivalent order with his/her broker except that an ACCESS PERSON may utilize a "day order with a limit" so long as the transaction is consistent with provisions of this Code, including the pre-clearance procedures. All orders must expire at the end of the trading day on which they are pre-cleared unless otherwise extended by PERSONAL TRADING COMPLIANCE.

    4.3. SHORT TERM TRADING PROFITS

          No ACCESS PERSON may profit from the VOLITIONAL purchase and sale, OR conversely the VOLITIONAL sale and purchase, of the same or equivalent COVERED SECURITY (including LOOMIS ADVISED FUNDS) within 60 calendar days (unless the sale involved shares of a COVERED SECURITY that were acquired more than 60 days prior). Hardship exceptions may be requested (in advance) from PERSONAL TRADING COMPLIANCE.

          An ACCESS PERSON may sell a COVERED SECURITY (including LOOMIS ADVISED FUNDS) or cover an existing short position at a loss within 60 calendar days. Such requests must be submitted through the PTA System and to PERSONAL TRADING COMPLIANCE for approval because the PTA System does not have the capability to determine whether the COVERED SECURITY will be sold at a gain or a loss.

EXPLANATORY NOTE:   FOR PURPOSES OF CALCULATING THE 60 DAY HOLDING PERIOD, THE
                    TRADE DATE OF A GIVEN PURCHASE OR SALE IS DEEMED TO BE DAY
                    ZERO. 60 FULL DAYS MUST PASS BEFORE AN ACCESS PERSON CAN
                    TRADE THAT SAME COVERED SECURITY FOR A PROFIT AND THEREFORE,
                    ALLOWING THE ACCESS PERSON TO DO SO ON THE 61ST DAY.

EXPLANATORY NOTE:   THE SHORT TERM TRADING PROFITS PROVISION IS APPLICABLE TO
                    TRANSACTIONS THAT ARE EXECUTED ACROSS ALL OF AN ACCESS
                    PERSON'S ACCOUNTS. FOR EXAMPLE, IF AN ACCESS PERSON SOLD
                    SHARES OF ABC IN HIS/HER FIDELITY BROKERAGE ACCOUNT TODAY,
                    THAT ACCESS PERSON WOULD NOT BE ALLOWED TO BUY SHARES OF ABC
                    IN HIS/HER CHARLES SCHWAB IRA ACCOUNT AT A LOWER PRICE
                    WITHIN 60 DAYS FOLLOWING THE SALE.

EXPLANATORY NOTE:   PLEASE REFER TO EXHIBIT ONE FOR A CURRENT LIST OF LOOMIS
                    ADVISED FUNDS. PLEASE ALSO NOTE THAT ALL CLOSED-END FUNDS
                    ARE SUBJECT TO THE TRADING RESTRICTIONS OF SECTION 4.3 OF
                    THE CODE.

	 4.4. RESTRICTIONS ON ROUND TRIP TRANSACTIONS IN LOOMIS ADVISED FUNDS

          In addition to the 60 day holding period requirement for purchases and sales of LOOMIS ADVISED FUNDS, an ACCESS PERSON is prohibited from purchasing, selling and then re-purchasing shares of the same LOOMIS ADVISED FUND within a 90 day period ("Round Trip Restriction"). The Round Trip Restriction does not limit the number of times an ACCESS PERSON can purchase a LOOMIS ADVISED FUND or sell a LOOMIS ADVISED FUND during a 90 day period. In fact, subject to the holding period requirement described above, an ACCESS PERSON can purchase a LOOMIS ADVISED FUND (through one or multiple transactions) and can liquidate their position in that fund (through one or several transactions) during a 90 day period. However, an ACCESS PERSON cannot then reacquire a position in the same LOOMIS ADVISED FUND previously sold within the same 90 day period.

          The Round Trip Restriction will only apply to VOLITIONAL transactions in LOOMIS ADVISED FUNDS. Therefore, shares of LOOMIS ADVISED FUNDS acquired through a dividend reinvestment or dollar cost averaging program, and automatic monthly contributions to the firm's 401K plan will not be considered when applying the Round Trip Restriction.

          Finally, all VOLITIONAL purchase and sale transactions of LOOMIS ADVISED FUNDS, in any share class and in ANY employee account (i.e., direct account with the LOOMIS ADVISED FUND, Select Broker account, 401K account, etc.) will be matched for purposes of applying the Round Trip Restriction.

EXPLANATORY NOTE:   ONLY LOOMIS ADVISED FUNDS ARE SUBJECT TO SECTION 4.4 OF THE
                    CODE. PLEASE REFER TO EXHIBIT ONE FOR A CURRENT LIST OF
                    LOOMIS ADVISED FUNDS.

	 4.5. DERIVATIVES

          No ACCESS PERSON shall use derivatives, including but not limited, to options, futures, swaps or warrants on a COVERED SECURITY to evade the restrictions of the Code. In other words, no ACCESS PERSON may use derivative transactions with respect to a COVERED SECURITY if the Code would prohibit the ACCESS PERSON from taking the same position directly in the underlying COVERED SECURITY.

EXPLANATORY NOTE:   WHEN TRANSACTING IN DERIVATIVES, ACCESS PERSONS MUST PRE-
                    CLEAR THE DERIVATIVE AND THE UNDERLYING SECURITY IN PTA AS
                    WELL AS RECEIVE MANUAL APPROVAL FROM PERSONAL TRADING
                    COMPLIANCE BEFORE EXECUTING THEIR TRANSACTION. PLEASE NOTE
                    THAT OPTIONS ON EXEMPT ETFS AND THE UNDERLYING INDEX OF THE
                    ETF, AS WELL AS FUTURES ON CURRENCIES, COMMODITIES, CASH
                    INSTRUMENTS (SUCH AS LOANS OR DEPOSITS), STOCK INDEXES AND
                    INTEREST RATES DO NOT REQUIRE PRE-CLEARANCE. FOR MORE
                    DETAILED INFORMATION, PLEASE SEE SECTION 4.1 OF THE CODE.

    4.6. SHORT SALES

          No ACCESS PERSON may purchase a put option, sell a call option, sell a COVERED SECURITY short or otherwise take a short position in a COVERED SECURITY then being held long in a Loomis Sayles client account, unless, in the cases of the purchase of a put or sale of a call option, the option is on a broad based index.

EXPLANATORY NOTE:   IF AN ACCESS PERSON SEEKS PRE-CLEARANCE TO PURCHASE A PUT
                    OPTION OR SELL A CALL OPTION TO HEDGE AN EXISTING LONG
                    POSITION IN THE SAME UNDERLYING SECURITIES, PTC WILL COMPARE
                    THE VALUE OF THE UNDERLYING LONG POSITION TO THE OPTION TO
                    DETERMINE WHETHER THE ACCESS PERSON'S NET POSITION WOULD BE
                    LONG OR SHORT. IF SHORT, THE OPTION TRANSACTION WILL BE
                    DENIED.

    4.7. COMPETING WITH CLIENT TRADES

          Except as set forth in Section 4.8, an ACCESS PERSON may not, directly or indirectly, purchase or sell a COVERED SECURITY (REPORTABLE FUNDS are not subject to this rule.) when the ACCESS PERSON knows, or reasonably should have known, that such COVERED SECURITIES transaction competes in the market with any actual or considered COVERED SECURITIES transaction for any client of Loomis Sayles, or otherwise acts to harm any Loomis Sayles client's COVERED SECURITIES transactions.

         Generally pre-clearance will be DENIED if:

          o a COVERED SECURITY or a closely related COVERED SECURITY is the subject of a pending "buy" or "sell" order for a Loomis Sayles client until that buy or sell order is executed or withdrawn.

          o the COVERED SECURITY is being considered for purchase or sale for a Loomis Sayles client, until that security is no longer under consideration for purchase or sale.

          The PTA System has the information necessary to deny pre-clearance if any of these situations apply. Therefore, if you receive an approval in PTA, you may assume the COVERED

SECURITY is not being considered for purchase or sale for a client account UNLESS you have actual knowledge to the contrary, in which case the pre-clearance you received is null and void. For COVERED SECURITIES requiring manual pre-clearance (i.e. futures, options and other derivative transactions in COVERED SECURITIES), the applicability of such restrictions will be determined by PERSONAL TRADING COMPLIANCE upon the receipt of the pre-clearance request.

     4.8. LARGE CAP/DE MINIMIS EXEMPTION

          An ACCESS PERSON who wishes to make a trade in a COVERED SECURITY that would otherwise be denied pre-clearance solely because the COVERED SECURITY is under consideration or pending execution for a client, as provided in Section 4.7, will nevertheless receive approval when submitted for pre-clearance provided that:

          o the issuer of the COVERED SECURITY in which the ACCESS PERSON wishes to transact has a market capitalization exceeding U. S. $5 billion (a "Large Cap Security"); AND

          o the aggregate amount of the ACCESS PERSON'S transactions in that Large Cap Security on that day across all personal accounts does not exceed $10,000 USD.

     Such transactions will be subject to all other provisions of the Code.

     4.9. INVESTMENT PERSON SEVEN-DAY BLACKOUT RULE

          No INVESTMENT PERSON shall, directly or indirectly, purchase or sell any COVERED SECURITY (REPORTABLE FUNDS are not subject to this rule) within a period of seven (7) calendar days (trade date being day zero) BEFORE and AFTER the date that a Loomis Sayles client, with respect to which he or she has the ability to influence investment decisions or has prior investment knowledge regarding associated client activity, has purchased or sold such COVERED SECURITY or a closely related COVERED SECURITY. It is ultimately the INVESTMENT PERSON'S responsibility to understand the rules and restrictions of the Code and to know what COVERED SECURITIES are being traded in his/her client(s) account(s) or any account(s) with which he/she is associated.

EXPLANATORY NOTE:   THE "SEVEN DAYS BEFORE" ELEMENT OF THIS RESTRICTION IS BASED
                    ON THE PREMISE THAT AN INVESTMENT PERSON WHO HAS THE ABILITY
                    TO INFLUENCE INVESTMENT DECISIONS OR HAS PRIOR INVESTMENT
                    KNOWLEDGE REGARDING ASSOCIATED CLIENT ACTIVITY CAN NORMALLY
                    BE EXPECTED TO KNOW, UPON EXECUTION OF HIS OR HER PERSONAL
                    TRADE, WHETHER ANY CLIENT AS TO WHICH HE OR SHE IS
                    ASSOCIATED, HAS TRADED, OR WILL BE TRADING IN THE SAME OR
                    CLOSELY RELATED COVERED SECURITY WITHIN SEVEN DAYS OF HIS OR
                    HER PERSONAL TRADE. FURTHERMORE, AN INVESTMENT PERSON WHO
                    HAS THE ABILITY TO INFLUENCE INVESTMENT DECISIONS HAS A
                    FIDUCIARY OBLIGATION TO RECOMMEND AND/OR AFFECT SUITABLE AND
                    ATTRACTIVE TRADES FOR CLIENTS REGARDLESS OF WHETHER SUCH
                    TRADES MAY CAUSE A PRIOR PERSONAL TRADE TO BE CONSIDERED AN
                    APPARENT VIOLATION OF THIS RESTRICTION. IT WOULD CONSTITUTE
                    A BREACH OF FIDUCIARY DUTY AND A VIOLATION OF THIS CODE TO
                    DELAY OR FAIL TO MAKE ANY SUCH RECOMMENDATION OR TRANSACTION
                    IN A CLIENT ACCOUNT IN ORDER TO AVOID A CONFLICT WITH THIS
                    RESTRICTION.

                    IT IS UNDERSTOOD THAT THERE MAY BE PARTICULAR CIRCUMSTANCES (I.E. NEWS ON AN ISSUER, A CLIENT INITIATED LIQUIDATION, SUBSCRIPTION OR REBALANCING) THAT MAY OCCUR AFTER AN INVESTMENT PERSON'S PERSONAL TRADE WHICH GIVES RISE TO AN OPPORTUNITY OR NECESSITY FOR AN ASSOCIATED CLIENT TO TRADE IN THAT COVERED SECURITY WHICH DID NOT EXIST OR WAS NOT ANTICIPATED BY THAT PERSON AT THE TIME OF THAT PERSON'S PERSONAL TRADE. PERSONAL TRADING COMPLIANCE WILL REVIEW ALL EXTENUATING CIRCUMSTANCES WHICH MAY WARRANT THE WAIVING OF ANY REMEDIAL ACTIONS IN A PARTICULAR SITUATION INVOLVING AN INADVERTENT VIOLATION OF THIS RESTRICTION. IN SUCH CASES, AN EXCEPTION TO THE INVESTMENT PERSON SEVEN-DAY BLACKOUT RULE WILL BE GRANTED UPON APPROVAL BY THE CHIEF COMPLIANCE OFFICER.

                    THE CHIEF COMPLIANCE OFFICER, OR DESIGNEE THEREOF, MAY GRANT A WAIVER OF THE INVESTMENT PERSON SEVEN-DAY BLACKOUT RULE IF THE INVESTMENT PERSON'S PROPOSED TRANSACTION IS CONFLICTING WITH CLIENT "CASH FLOW" TRADING IN THE SAME SECURITY (I.E., PURCHASES OF A BROAD NUMBER OF PORTFOLIO SECURITIES IN ORDER TO INVEST A CAPITAL ADDITION TO THE ACCOUNT OR SALES OF A BROAD NUMBER OF SECURITIES IN ORDER TO GENERATE PROCEEDS TO SATISFY A CAPITAL WITHDRAWAL FROM THE ACCOUNT). SUCH "CASH FLOW" TRANSACTIONS ARE DEEMED TO BE NON- VOLITIONAL AT THE SECURITY LEVEL SINCE THEY DO NOT CHANGE THE WEIGHTING OF THE SECURITY BEING PURCHASED OR SOLD IN THE CLIENT'S PORTFOLIO.

EXPLANATORY NOTE:   THE TRADE DATE OF AN INVESTMENT PERSON'S PURCHASE OR SALE
                    IS DEEMED TO BE DAY ZERO. ANY ASSOCIATED CLIENT TRADE
                    ACTIVITY EXECUTED, IN EITHER THAT COVERED SECURITY OR A
                    CLOSELY RELATED COVERED SECURITY, 7 FULL CALENDAR DAYS
                    BEFORE OR AFTER AN ACCESS PERSON'S TRADE WILL BE CONSIDERED
                    A VIOLATION OF THE INVESTMENT PERSON SEVEN-DAY BLACKOUT
                    RULE. FOR EXAMPLE, IF A CLIENT ACCOUNT PURCHASED SHARES OF
                    COMPANY ABC ON MAY 4TH, ANY ACCESS PERSON WHO IS ASSOCIATED
                    WITH THAT CLIENT ACCOUNT CANNOT TRADE ABC IN A PERSONAL
                    ACCOUNT UNTIL MAY 12TH WITHOUT CAUSING A POTENTIAL CONFLICT
                    WITH THE INVESTMENT PERSON SEVEN-DAY BLACKOUT RULE.

EXPLANATORY NOTE:   WHILE THE INVESTMENT PERSON SEVEN-DAY BLACKOUT RULE IS
                    DESIGNED TO ADDRESS CONFLICTS BETWEEN INVESTMENT PERSONS AND
                    THEIR CLIENTS, IT IS THE FIDUCIARY OBLIGATION OF ALL ACCESS
                    PERSONS TO NOT AFFECT TRADES IN THEIR PERSONAL ACCOUNT IF
                    THEY HAVE PRIOR KNOWLEDGE OF CLIENT TRADING OR PENDING
                    TRADING ACTIVITY IN THE SAME OR EQUIVALENT SECURITIES. THE
                    PERSONAL TRADE ACTIVITY OF ALL ACCESS PERSONS IS MONITORED
                    BY PERSONAL TRADING COMPLIANCE FOR POTENTIAL CONFLICTS WITH
                    CLIENT TRADING ACTIVITY.

     4.10. RESEARCH RECOMMENDATIONS

          The Loomis Sayles Fixed Income RESEARCH ANALYSTS issue "Buy," "Sell," and "Hold" recommendations on the fixed income securities that they cover. The Loomis Sayles Equity Research Analysts issue price targets and other types of recommendations on the companies they cover, and certain Equity products have their own research analysts that provide recommendations to their respective investment teams. Collectively the fixed income and equity recommendations and equity price targets are hereinafter referred to as "Recommendations".

          RECOMMENDATIONS are intended to be used for the benefit of the firm's clients. It is also understood ACCESS PERSONS may use RECOMMENDATIONS as a factor in the investment decisions they make in their personal and other brokerage accounts that are covered by the Code. The fact that RECOMMENDATIONS may be used by the firm's investment teams for client purposes and ACCESS PERSONS may use them for personal reasons creates a potential for conflicts of interests. Therefore, the following rules apply to RECOMMENDATIONS:

     o During the three (3) business day period BEFORE a RESEARCH ANALYST issues a recommendation on a COVERED SECURITY, that the RESEARCH ANALYST has reason to believe that his/her RECOMMENDATION is likely to result in client trading in the COVERED SECURITY, the RESEARCH ANALYST may not purchase or sell said COVERED SECURITY for any of his/her personal brokerage accounts or other accounts covered by the Code.

EXPLANATORY NOTE:   IT IS UNDERSTOOD THAT THERE MAY BE PARTICULAR CIRCUMSTANCES
                    SUCH AS A NEWS RELEASE, CHANGE OF CIRCUMSTANCE OR SIMILAR
                    EVENT THAT MAY OCCUR AFTER A RESEARCH ANALYST'S PERSONAL
                    TRADE WHICH GIVES RISE TO A NEED, OR MAKES IT APPROPRIATE,
                    FOR THE RESEARCH ANALYST TO ISSUE A RECOMMENDATION ON SAID
                    COVERED SECURITY. A RESEARCH ANALYST HAS AN AFFIRMATIVE DUTY
                    TO MAKE UNBIASED RECOMMENDATIONS AND ISSUE REPORTS, BOTH
                    WITH RESPECT TO THEIR TIMING AND SUBSTANCE, WITHOUT REGARD
                    TO HIS OR HER PERSONAL INTEREST IN THE COVERED SECURITY. IT
                    WOULD CONSTITUTE A BREACH OF A RESEARCH ANALYST'S FIDUCIARY
                    DUTY AND A VIOLATION OF THIS CODE TO DELAY OR FAIL TO ISSUE
                    A RECOMMENDATION IN ORDER TO AVOID A CONFLICT WITH THIS
                    RESTRICTION.

                    PERSONAL TRADING COMPLIANCE WILL REVIEW ANY EXTENUATING CIRCUMSTANCES WHICH MAY WARRANT THE WAIVING OF ANY REMEDIAL SANCTIONS IN A PARTICULAR SITUATION INVOLVING AN INADVERTENT VIOLATION OF THIS RESTRICTION.

     o ACCESS PERSONS are prohibited from using a RECOMMENDATION for purposes of transacting in the COVERED SECURITY covered by the RECOMMENDATION in their personal accounts and other accounts covered by the Code until such time Loomis Sayles' clients have completed their transactions in said securities in order to give priority to Loomis Sayles' clients' best interests.

EXPLANATORY NOTE:   PERSONAL TRADING COMPLIANCE utilizes various automated
                    reports to monitor ACCESS PERSONS' trading in COVERED
                    SECURITIES relative to RECOMMENDATIONS and associated client transactions. It also has various tools to determine whether a RECOMMENDATION has been reviewed by an ACCESS PERSON. An
                    ACCESS PERSON'S trading in a COVERED SECURITY following a RECOMMENDATION and subsequent client trading in the same security and in the same direction will be deemed a violation of the Code unless PERSONAL TRADING COMPLIANCE determines otherwise.

     4.11. INITIAL PUBLIC OFFERINGS

          Investing in INITIAL PUBLIC OFFERINGS of COVERED SECURITIES is prohibited unless such opportunities are connected with your prior employment compensation (i.e. options, grants, etc.) or your spouse's employment compensation. No ACCESS PERSON may, directly or indirectly, purchase any securities sold in an INITIAL PUBLIC OFFERING without obtaining prior written approval from the CHIEF COMPLIANCE OFFICER.

     4.12. PRIVATE PLACEMENT TRANSACTIONS

          No ACCESS PERSON may, directly or indirectly, purchase any COVERED SECURITY offered and sold pursuant to a PRIVATE PLACEMENT TRANSACTION, including hedge funds, without obtaining the advance written approval of PERSONAL TRADING COMPLIANCE, the CHIEF COMPLIANCE OFFICER AND the applicable ACCESS PERSON'S supervisor or other appropriate member of senior management. In addition to addressing potential conflicts of interest between the ACCESS PERSON'S PRIVATE PLACEMENT TRANSACTION and the firm's clients' best interests, the pre-clearance of PRIVATE PLACEMENTS is designed to determine whether the ACCESS PERSON may come into possession of material non-public information ("MNPI") on a publically traded company as a result of the PRIVATE PLACEMENT.

          A PRIVATE PLACEMENT TRANSACTION approval must be obtained by completing an automated Private Placement Pre-clearance Form which can be found on the Legal and Compliance Intranet Homepage under 'Personal Trading Compliance Forms'.

EXPLANATORY NOTE:   IF YOU HAVE BEEN AUTHORIZED TO ACQUIRE A COVERED SECURITY
                    IN A PRIVATE PLACEMENT TRANSACTION, YOU MUST DISCLOSE TO
                    PERSONAL TRADING COMPLIANCE IF YOU ARE INVOLVED IN A
                    CLIENT'S SUBSEQUENT CONSIDERATION OF AN INVESTMENT IN THE
                    ISSUER OF THE PRIVATE PLACEMENT, EVEN IF THAT INVESTMENT
                    INVOLVES A DIFFERENT TYPE OR CLASS OF COVERED SECURITY. IN
                    SUCH CIRCUMSTANCES, THE DECISION TO PURCHASE SECURITIES OF
                    THE ISSUER FOR A CLIENT MUST BE INDEPENDENTLY REVIEWED BY AN
                    INVESTMENT PERSON WITH NO PERSONAL INTEREST IN THE ISSUER.

          The purchase of additional shares, (including mandatory capital calls), or the subsequent sale (partial or full) of a previously approved PRIVATE PLACEMENT, must receive pre-clearance approval from the CHIEF COMPLIANCE OFFICER. In addition, ALL transactions in PRIVATE PLACEMENTS must be reported quarterly and annually as detailed in Section 6 of the Code.

EXPLANATORY NOTE:   TO SUBMIT A PRE-CLEARANCE REQUEST FOR SUBSEQUENT TRADE
                    ACTIVITY IN A PRIVATE PLACEMENT, ACCESS PERSONS MUST
                    COMPLETE THE AUTOMATED PRIVATE PLACEMENT PRE-CLEARANCE FORM
                    WHICH WILL BE REVIEWED BY PERSONAL TRADING COMPLIANCE TO
                    ENSURE THERE ARE NO CONFLICTS WITH ANY UNDERLYING CODE
                    PROVISIONS INCLUDING THE SHORT-TERM TRADING RULE.

     4.13. INSIDER TRADING

At the start of an ACCESS PERSON'S engagement with Loomis Sayles, and annually thereafter, each ACCESS PERSON must acknowledge his/her understanding of and compliance with the Loomis Sayles Insider Trading Policies and Procedures. The firm's policy is to refrain from trading or recommending trading when in the possession of MNPI.

     Some examples of MNPI may include:

          o    Earnings estimates or dividend changes

          o    Positive or negative forthcoming news about an issuer

          o    Supplier discontinuances

          o    Mergers or acquisitions

   If an ACCESS PERSON receives or believes that he/she may have received MNPI with respect to a company, the Access Person MUST contact the CHIEF COMPLIANCE OFFICER or General Counsel immediately, and MUST NOT:

          o purchase or sell that security in question, including any derivatives of that security;

          o recommend the purchase or sale of that security, including any derivatives of that security; or

          o relate the information to anyone other than the CHIEF COMPLIANCE OFFICER or General Counsel of Loomis Sayles.

      If it has been determined that an ACCESS PERSON has obtained MNPI on a particular company, its securities will generally be placed on the firm's Restricted List thereby restricting trading by the firm's client accounts and ACCESS PERSONS. The only exception to this policy is with the approval of the CHIEF COMPLIANCE OFFICER or General Counsel of the firm, and then only in compliance with the firm's Firewall Procedures.

      Separately, ACCESS PERSONS must inform PERSONAL TRADING COMPLIANCE if a spouse, partner and/or immediate family member ("RELATED PERSON") is an officer and/or director of a publicly traded company in order to enable PERSONAL TRADING COMPLIANCE to implement special pre-clearance procedures for said Access Persons in order to prevent insider trading in the RELATED PERSON'S company's securities.

      ACCESS PERSONS should refer to the Loomis Sayles Insider Trading Policies and Procedures which are available on the Legal and Compliance homepage of the firm's Intranet, for complete guidance on dealing with MNPI.

     4.14. RESTRICTED AND CONCENTRATION LIST

      The Loomis Sayles Restricted and Concentration List ("Restricted List") is designed to restrict Loomis Sayles and/or ACCESS PERSONS from trading in or recommending, the securities of companies on the Restricted List for client and/or ACCESS PERSONS personal accounts. Companies may be added to the Restricted List if Loomis Sayles comes into possession of MNPI about a company. A company's securities can also be added to the Restricted List due to the size of the aggregate position Loomis Sayles' clients may have in the company. Finally, there may be regulatory and/or client contractual restrictions that may prevent Loomis Sayles from purchasing securities of its affiliates, and as a result, the securities of all publicly traded affiliates of Loomis Sayles will be added to the Restricted List. No conclusion should be drawn from the addition of an issuer to the Restricted List. THE RESTRICTED LIST IS CONFIDENTIAL, PROPRIETARY INFORMATION WHICH MUST NOT BE DISTRIBUTED OUTSIDE OF THE FIRM.

      At times, an ACCESS PERSON may have possession of MNPI on a specific company as a result of his/her being behind a firewall. In such cases, PERSONAL TRADING COMPLIANCE will create a specialized Restricted List in PTA for the ACCESS PERSON behind the wall in order to prevent trading in the company's securities until such time as the CHIEF COMPLIANCE OFFICER has deemed the information in the Access Person's possession to be in the public domain or no longer material.

      If a security is added to either the Loomis Sayles firm-wide Restricted List or an individual or group ACCESS PERSON Restricted List, ACCESS PERSONS will be restricted from purchasing or selling all securities related to that issuer until such time as the security is removed from the applicable Restricted List. The PTA System has the information necessary to deny pre-clearance if these situations apply.

     4.15. LOOMIS SAYLES HEDGE FUNDS

          From time to time Loomis Sayles may manage hedge funds, and ACCESS PERSONS of Loomis Sayles, including the hedge fund's investment team and supervisors thereof may make personal investments in such hedge funds. At times, especially during the early stages of a new hedge fund, there may be a limited outside investors (i.e., clients and non-employee individual investors) in such funds. In order to mitigate the appearance that investing personally in a hedge fund can potentially be used as a way to benefit from certain trading practices that would otherwise be prohibited by the Code if ACCESS PERSONS engaged in such trading practices in their personal accounts, investment team members of a hedge fund they manage are individually required to limit their personal investments in such funds to no more than 20% of the hedge funds' total assets. In addition, the supervisor of a hedge fund investment team must limit his/her personal investment in such hedge fund to no more than 25% of the hedge fund's total assets.

      By limiting the personal interests in the hedge fund by their investment teams and their supervisors in this manner, all of the portfolio trading activity of the Loomis Sayles hedge funds is deemed to be exempt from the pre-clearance and trading restrictions of the Code.

     4.16. EXEMPTIONS GRANTED BY THE CHIEF COMPLIANCE OFFICER

          Subject to applicable law, PERSONAL TRADING COMPLIANCE or the CHIEF COMPLIANCE OFFICER may from time to time grant exemptions, other than or in addition to those described in EXHIBIT FIVE, from the trading restrictions, pre-clearance requirements or other provisions of the Code with respect to particular individuals such as non-employee directors, consultants, temporary employees, interns or independent contractors, and types of transactions or COVERED SECURITIES, where, in the opinion of the CHIEF COMPLIANCE OFFICER, such an exemption is appropriate in light of all the surrounding circumstances.

5.   PROHIBITED OR RESTRICTED ACTIVITIES

     5.1. PUBLIC COMPANY BOARD SERVICE AND OTHER AFFILIATIONS

          To avoid conflicts of interest, MNPI and other compliance and business issues, Loomis Sayles prohibits ACCESS PERSONS from serving as officers or members of the board of any publicly traded entity. This prohibition does not apply to service as an officer or board member of any parent or subsidiary of the firm.

          In addition, in order to identify potential conflicts of interests, compliance and business issues, before accepting any service, employment, engagement, connection, association, or affiliation in or within any enterprise, business or otherwise, (herein after, collectively Outside Activity(ies)), an ACCESS PERSON must obtain the advance written approval of PERSONAL TRADING COMPLIANCE, the CHIEF COMPLIANCE OFFICER AND the applicable ACCESS PERSON'S supervisor or other appropriate member of senior management.

          An Outside Activity approval can be obtained by completing an automated Outside Activity Form which can be found on the Legal and Compliance Intranet Homepage under 'Personal Trading Compliance Forms'. In determining whether to approve such Outside Activity, PERSONAL TRADING

COMPLIANCE and the CHIEF COMPLIANCE OFFICER will consider whether such service will involve an actual or perceived conflict of interest with client trading, place impediments on Loomis Sayles' ability to trade on behalf of clients or otherwise materially interfere with the effective discharge of Loomis Sayles' or the ACCESS PERSON'S duties to clients.

EXPLANATORY NOTE:   EXAMPLES OF OUTSIDE ACTIVITIES INCLUDE, BUT ARE NOT LIMITED
                    TO, FAMILY BUSINESSES, ACTING AS AN OFFICER, PARTNER OR
                    TRUSTEE OF AN ORGANIZATION OR TRUST, POLITICAL POSITIONS,
                    SECOND JOBS, PROFESSIONAL ASSOCIATIONS, ETC. OUTSIDE
                    ACTIVITIES THAT ARE NOT COVERED BY THE CODE ARE ACTIVITIES
                    THAT INVOLVE A CHARITY OR FOUNDATION, AS LONG AS YOU DO NOT
                    PROVIDE INVESTMENT OR FINANCIAL ADVICE TO THE ORGANIZATION.
                    EXAMPLES WOULD INCLUDE: VOLUNTEER WORK, HOMEOWNERS'
                    ORGANIZATIONS (SUCH AS CONDOS OR COOP BOARDS), OR OTHER
                    CIVIC ACTIVITIES.

     5.2. PARTICIPATION IN INVESTMENT CLUBS AND PRIVATE POOLED VEHICLES

          No ACCESS PERSON shall participate in an investment club or invest in a hedge fund, or similar private organized investment pool (but not an SEC registered open-end mutual fund) without the express permission of PERSONAL TRADING COMPLIANCE, the CHIEF COMPLIANCE OFFICER AND the applicable ACCESS PERSON'S supervisor or other appropriate member of senior management, whether or not the investment vehicle is advised, sub-advised or distributed by Loomis Sayles or a Natixis investment adviser.

6.   REPORTING REQUIREMENTS

     6.1. INITIAL HOLDINGS REPORTING, ACCOUNT DISCLOSURE AND ACKNOWLEDGEMENT OF CODE

     Within 10 days after becoming an ACCESS PERSON, each ACCESS PERSON must file with PERSONAL TRADING COMPLIANCE, a report of all COVERED SECURITIES holdings (including holdings of
REPORTABLE FUNDS) in which such ACCESS PERSON has BENEFICIAL OWNERSHIP or INVESTMENT CONTROL. The information contained therein must be current as of a date not more than 45 days prior to the individual becoming an ACCESS PERSON.

     Additionally, within 10 days of becoming an ACCESS PERSON, such ACCESS PERSON must report all brokerage or other accounts that hold or can hold COVERED SECURITIES in which the ACCESS PERSON has BENEFICIAL OWNERSHIP or INVESTMENT CONTROL. The information must be as of the date the person became an ACCESS PERSON. An ACCESS PERSON can satisfy these reporting requirements by providing PERSONAL TRADING COMPLIANCE with a current copy of his or her brokerage account or other account statements, which hold or can hold COVERED SECURITIES. An automated Initial Code of Ethics Certification and Disclosure Form can be found on the Legal and Compliance Intranet Homepage under 'Personal Trading Compliance Forms'. This form must be completed and submitted to PERSONAL TRADING COMPLIANCE by the ACCESS PERSON within 10 days of becoming an ACCESS PERSON. The content of the Initial Holdings information must include, at a minimum, the title and type of security, the ticker symbol or CUSIP, number of shares, and principal amount of each Covered Security (including Reportable Funds) and the name of any broker, dealer or bank with which the securities are held.

EXPLANATORY NOTE:   LOOMIS SAYLES TREATS ALL OF ITS EMPLOYEES AND CERTAIN
                    CONSULTANTS AS ACCESS PERSONS. THEREFORE, YOU ARE DEEMED TO
                    BE AN ACCESS PERSON AS OF THE FIRST DAY YOU BEGIN WORKING
                    FOR THE FIRM.

EXPLANATORY NOTE:   TYPES OF ACCOUNTS IN WHICH ACCESS PERSONS ARE REQUIRED TO
                    REPORT INCLUDE, BUT ARE NOT LIMITED TO: PERSONAL BROKERAGE
                    ACCOUNTS, MUTUAL FUND ACCOUNTS, ACCOUNTS OF YOUR SPOUSE,
                    ACCOUNTS OF MINOR CHILDREN LIVING IN YOUR HOUSEHOLD, FAMILY
                    OF FUND ACCOUNTS, TRANSFER AGENT ACCOUNTS HOLDING MUTUAL
                    FUNDS OR BOOK ENTRY SHARES, IRAS, 401KS, TRUSTS, DRIPS,
                    ESOPS ETC. THAT EITHER HOLD OR CAN HOLD COVERED SECURITIES
                    (INCLUDING REPORTABLE FUNDS). IN ADDITION, PHYSICALLY HELD
                    SHARES OF COVERED SECURITIES MUST ALSO BE REPORTED. AN
                    ACCESS PERSON SHOULD CONTACT PERSONAL TRADING COMPLIANCE IF
                    THEY ARE UNSURE AS TO WHETHER AN ACCOUNT OR PERSONAL
                    INVESTMENT IS SUBJECT TO REPORTING UNDER THE CODE SO THE
                    ACCOUNT OR INVESTMENT CAN BE PROPERLY REVIEWED.

At the time of the initial disclosure period, each ACCESS PERSON must also submit information pertaining to:

     o    His/her participation in any Outside Activity as described in Section
          5.1 of the Code;

     o    His/her participation in an Investment Club as described in Section
          5.2 of the Code;

     o    Holdings in PRIVATE PLACEMENTS including hedge funds; and

     o A RELATED PERSON that is an officer and/or director of a publicly traded company; if any.

          Upon becoming an ACCESS PERSON, each ACCESS PERSON will receive a copy of the Code, along with the Loomis Sayles Insider Trading Policies and Procedures and Loomis Sayles Gifts, Business Entertainment and Political Contributions Policies and Procedures. Within the 10 day initial disclosure period and annually thereafter, each ACCESS PERSON must acknowledge that he or she has received, read and understands the aforementioned policies and recognize that he or she is subject hereto, and certify that he or she will comply with the requirements of each.

     6.2. BROKERAGE CONFIRMATIONS AND BROKERAGE ACCOUNT STATEMENTS

          Each ACCESS PERSON must notify PERSONAL TRADING COMPLIANCE IMMEDIATELY upon the opening of an account that holds or may hold COVERED SECURITIES (including REPORTABLE FUNDS), IN WHICH SUCH ACCESS PERSON HAS BENEFICIAL OWNERSHIP OR INVESTMENT CONTROL. In addition, if an account has been granted an exemption to the SELECT BROKER requirement and/or the account is unable to be added to the applicable SELECT BROKER'S daily electronic broker feed, which supplies PTA with daily executed confirms and positions, PERSONAL TRADING COMPLIANCE will instruct the broker dealer of the account to provide it with duplicate copies of the account's confirmations and statements. If the broker dealer cannot provide PERSONAL TRADING COMPLIANCE with confirms and statements, the ACCESS PERSON is responsible for providing PERSONAL TRADING COMPLIANCE with copies of such confirms as and when transactions are executed in the account, and statements on a monthly basis, if available, but no less than quarterly. Upon the opening of an account, an automated Personal Account Information Form must be completed and submitted to PERSONAL TRADING COMPLIANCE. This form can be found on the Legal and Compliance Intranet Homepage under 'Personal Trading Compliance Forms'.

EXPLANATORY NOTE:   IF THE OPENING OF AN ACCOUNT IS NOT REPORTED IMMEDIATELY TO
                    PERSONAL TRADING COMPLIANCE, BUT IS REPORTED DURING THE
                    CORRESPONDING QUARTERLY CERTIFICATION PERIOD, AND THERE HAS
                    NOT BEEN ANY TRADE ACTIVITY IN THE ACCOUNT, THEN THE ACCESS
                    PERSON WILL BE DEEMED TO HAVE NOT VIOLATED ITS REPORTING
                    OBLIGATIONS UNDER THIS SECTION OF THE CODE.

EXPLANATORY NOTE:   FOR THOSE ACCOUNTS THAT ARE MAINTAINED AT A SELECT BROKER
                    AND ARE ELIGIBLE FOR THE BROKER'S DAILY ELECTRONIC CONFIRM
                    AND POSITION FEED, ACCESS PERSONS DO NOT NEED TO PROVIDE
                    DUPLICATE CONFIRMS AND STATEMENTS TO PERSONAL TRADING
                    COMPLIANCE. HOWEVER, IT IS THE ACCESS PERSON'S
                    RESPONSIBILITY TO ACCURATELY REVIEW AND CERTIFY THEIR
                    QUARTERLY TRANSACTIONS AND ANNUAL HOLDINGS INFORMATION IN
                    PTA, AND TO PROMPTLY NOTIFY PERSONAL TRADING COMPLIANCE IF
                    THERE ARE ANY DISCREPANCIES.

      6.3. QUARTERLY TRANSACTION REPORTING AND ACCOUNT DISCLOSURE

     Utilizing PTA, each ACCESS PERSON must file a report of all VOLITIONAL transactions in COVERED SECURITIES (including VOLITIONAL transactions in REPORTABLE FUNDS) made during each calendar quarterly period in which such ACCESS PERSON has, or by reason of such transaction acquires or disposes of, any BENEFICIAL OWNERSHIP of a COVERED SECURITY (even if such ACCESS PERSON has no direct or indirect INVESTMENT CONTROL over such COVERED SECURITY), or as to which the ACCESS PERSON has any direct or indirect INVESTMENT CONTROL (even if such ACCESS PERSON has no BENEFICIAL OWNERSHIP in such COVERED SECURITY). NON-VOLITIONAL transactions in COVERED SECURITIES (including REPORTABLE FUNDS) such as automatic monthly payroll deductions, changes to future contributions within the Loomis Sayles Retirement Plans, dividend reinvestment programs, dollar cost averaging programs, and transactions made within the Guided Choice Program are still subject to the Code's annual reporting requirements. If no transactions in any COVERED SECURITIES, required to be reported, were effected during a quarterly period by an ACCESS PERSON, such ACCESS PERSON shall nevertheless submit a report through PTA within the time frame specified below stating that no reportable securities transactions were affected. The following information will be available in electronic format for ACCESS PERSONS to verify on their Quarterly Transaction report:

          The date of the transaction, the title of the security, ticker symbol or CUSIP, number of shares, and principal amount of each reportable security, nature of the transaction (i.e., purchase, sale or any other type of acquisition or disposition), the price of the transaction, and the name of the broker, dealer or bank with which the transaction was effected. HOWEVER, THE ACCESS PERSON IS RESPONSIBLE FOR CONFIRMING THE ACCURACY OF THIS INFORMATION AND INFORMING PERSONAL TRADING COMPLIANCE IF HIS OR HER REPORTING INFORMATION IS INACCURATE OR INCOMPLETE.

          With the exception of those accounts described in EXHIBIT FOUR, ACCESS PERSONS are also required to report each account that may hold or holds COVERED SECURITIES (including accounts that hold or may hold REPORTABLE FUNDS) in which such ACCESS PERSON has BENEFICIAL OWNERSHIP or INVESTMENT CONTROL that have been opened or closed during the reporting period. In addition, life events such as marriage, death of a family member (i.e., inheritance), etc. may result in your acquiring BENEFICIAL OWNERSHIP and/or INVESTMENT CONTROL over accounts previously belonging to others. Therefore, any COVERED SECURITY, including REPORTABLE FUNDS, along with any account that holds or can hold a COVERED SECURITY, including REPORTABLE FUNDS, in which you have a BENEFICIAL OWNERSHIP and/or INVESTMENT CONTROL, as described in Section 3.2 and
Section 3.3 of the Code, resulting from marriage or other life event must be reported to PERSONAL TRADING COMPLIANCE promptly, and no later than the next applicable quarterly reporting period.

          Every quarterly report must be submitted no later than thirty (30) calendar days after the close of each calendar quarter.

     6.4. ANNUAL REPORTING

          On an annual basis, as of a date specified by PERSONAL TRADING COMPLIANCE, each ACCESS PERSON must file with PERSONAL TRADING COMPLIANCE a dated annual certification which identifies all holdings in COVERED SECURITIES (including REPORTABLE FUNDS) in which such ACCESS PERSON has BENEFICIAL OWNERSHIP and/or INVESTMENT CONTROL. This reporting requirement also applies to shares of COVERED SECURITIES, including shares of REPORTABLE FUNDS that were acquired during the year in NON-VOLITIONAL transactions. Additionally, each ACCESS PERSON must identify all personal accounts which hold or may hold COVERED SECURITIES (including REPORTABLE FUNDS), in which such ACCESS PERSON has BENEFICIAL OWNERSHIP and/or INVESTMENT CONTROL. The information in the Annual Package shall reflect holdings in the ACCESS PERSON'S account(s) that are current as of a date specified by PERSONAL TRADING COMPLIANCE. The following information will be available in electronic format for ACCESS PERSONS to verify on the Annual Holdings report:

          The title of the security, the ticker symbol or CUSIP, number of shares, and principal amount of each COVERED SECURITY (including REPORTABLE FUNDS) and the name of any broker, dealer or bank with which the securities are held. HOWEVER, THE ACCESS PERSON IS RESPONSIBLE FOR CONFIRMING THE ACCURACY OF THIS INFORMATION AND INFORMING PERSONAL TRADING COMPLIANCE IF HIS OR HER REPORTING INFORMATION IS INACCURATE OR INCOMPLETE.

          Furthermore, on an annual basis, each ACCESS PERSON must acknowledge and certify that during the past year he/she has received, read, understood and complied with the Code, Insider Trading Policies and Procedures, and the Policies and Procedures on Gifts, Business Entertainment, and Political Contributions, except as otherwise disclosed in writing to PERSONAL TRADING COMPLIANCE or the CHIEF COMPLIANCE OFFICER. Finally, as part of the annual certification, each ACCESS PERSON must acknowledge and confirm any Outside Activities in which he or she currently participates and any Related Person that is an officer and/or director of a publicly traded company.

          All material changes to the Code will be promptly distributed to Access Persons, and also be distributed to SUPERVISED PERSONS on a quarterly basis. On an annual basis, Supervised Persons will be asked to acknowledge his/her receipt, understanding of and compliance with the Code.

          Every annual report must be submitted no later than (45) calendar days after the date specified by PERSONAL TRADING COMPLIANCE.

     6.5. REVIEW OF REPORTS BY CHIEF COMPLIANCE OFFICER

          The CHIEF COMPLIANCE OFFICER shall establish procedures as the CHIEF COMPLIANCE OFFICER may from time to time determine appropriate for the review of the information required to be compiled under this Code regarding transactions by ACCESS PERSONS and to report any violations thereof to all necessary parties.

     6.6. INTERNAL REPORTING OF VIOLATIONS TO THE CHIEF COMPLIANCE OFFICER

          Prompt internal reporting of any violation of the Code to the CHIEF COMPLIANCE OFFICER or PERSONAL TRADING COMPLIANCE is required under Rule 204A-1. While the daily monitoring process undertaken by PERSONAL TRADING COMPLIANCE is designed to identify any violations of the Code and handle any such violations promptly, ACCESS PERSONS and SUPERVISED PERSONS are required to promptly report any violations they learn of resulting from either their own conduct or those of other ACCESS PERSONS or SUPERVISED PERSONS to the CHIEF COMPLIANCE OFFICER or PERSONAL TRADING COMPLIANCE. It is incumbent upon Loomis Sayles to create an environment that encourages and protects ACCESS PERSONS or SUPERVISED PERSONS who report violations. In doing so, individuals have the right to remain anonymous in reporting violations. Furthermore, any form of retaliation against an individual who reports a violation could constitute a further violation of the Code, as deemed appropriate by the CHIEF COMPLIANCE OFFICER. All ACCESS PERSONS and SUPERVISED PERSONS should therefore feel safe to speak freely in reporting any violations.

7. SANCTIONS

          Any violation of the substantive or procedural requirements of this Code will result in the imposition of a sanction as set forth in the firm's then current Sanctions Policy, or as the Ethics Committee may deem appropriate under the circumstances of the particular violation. These sanctions may include, but are not limited to:

     o    a letter of caution or warning (i.e. Procedures Notice);

     o    payment of a fine,

     o requiring the employee to reverse a trade and realize losses or disgorge any profits;

     o    restitution to an affected client;

     o    suspension of personal trading privileges;

     o actions affecting employment status, such as suspension of employment without pay, demotion or termination of employment; and

     o    referral to the SEC, other civil authorities or criminal authorities.

          Serious violations, including those involving deception, dishonesty or knowing breaches of law or fiduciary duty, will result in one or more of the most severe sanctions regardless of the violator's history of prior compliance.

EXPLANATORY NOTE:   ANY VIOLATION OF THE CODE, FOLLOWING A "FIRST OFFENSE"
                    WHETHER OR NOT FOR THE SAME TYPE OF VIOLATION, WILL BE
                    TREATED AS A SUBSEQUENT OFFENSE.

          Fines, penalties and disgorged profits will be donated to a charity selected by the Loomis Sayles Charitable Giving Committee.

8.   RECORDKEEPING REQUIREMENTS

          Loomis Sayles shall maintain and preserve records, in an easily accessible place, relating to the Code of the type and in the manner and form and for the time period prescribed from time to time by applicable law. Currently, Loomis Sayles is required by law to maintain and preserve:

     o in an easily accessible place, a copy of this Code (and any prior Code of Ethics that was in effect at any time during the past five years) for a period of five years;

     o in an easily accessible place a record of any violation of the Code and of any action taken as a result of such violation for a period of five years following the end of the fiscal year in which the violation occurs;

     o a copy of each report (or information provided in lieu of a report including any manual pre-clearance forms and information relied upon or used for reporting) submitted under the Code for a period of five years, provided that for the first two years such copy must be preserved in an easily accessible place;

     o copies of ACCESS PERSONS' and SUPERVISED PERSONS' written acknowledgment of initial receipt of the Code and his/her annual acknowledgement;

     o in an easily accessible place, a record of the names of all ACCESS PERSONS within the past five years, even if some of them are no longer ACCESS PERSONS, the holdings and transactions reports made by these Access Persons, and records of all Access Persons' personal securities reports (and duplicate brokerage confirmations or account statements in lieu of these reports);

     o a copy of each report provided to any Investment Company as required by paragraph (c)(2)(ii) of Rule 17j-1 under the 1940 Act or any successor provision for a period of five years following the end of the fiscal year in which such report is made, provided that for the first two years such record shall be preserved in an easily accessible place; and

     o a written record of any decision and the reasons supporting any decision, to approve the purchase by an ACCESS PERSON of any COVERED SECURITY in an INITIAL PUBLIC OFFERING OR PRIVATE PLACEMENT TRANSACTION or other limited offering for a period of five years following the end of the fiscal year in which the approval is granted.

EXPLANATORY NOTE:   UNDER RULE 204-2, THE STANDARD RETENTION PERIOD REQUIRED
                    FOR ALL DOCUMENTS AND RECORDS LISTED ABOVE IS FIVE YEARS, IN
                    EASILY ACCESSIBLE PLACE, THE FIRST TWO YEARS IN AN
                    APPROPRIATE OFFICE OF PERSONAL TRADING COMPLIANCE.

9.  MISCELLANEOUS

     9.1. CONFIDENTIALITY

          Loomis Sayles will keep information obtained from any ACCESS PERSON hereunder in strict confidence. Notwithstanding the forgoing, reports of COVERED SECURITIES transactions and violations hereunder will be made available to the SEC or any other regulatory or self-regulatory organizations to the extent required by law rule or regulation, and in certain circumstances, may in Loomis Sayles' discretion be made available to other civil and criminal authorities. In addition, information regarding violations of the Code may be provided to clients or former clients of Loomis Sayles that have been directly or indirectly affected by such violations.

     9.2. DISCLOSURE OF CLIENT TRADING KNOWLEDGE

          No ACCESS PERSON may, directly or indirectly, communicate to any person who is not an ACCESS PERSON or other approved agent of Loomis Sayles (e.g., legal counsel) any non-public information relating to any client of Loomis Sayles or any issuer of any COVERED SECURITY owned by any client of Loomis Sayles, including, without limitation, the purchase or sale or considered purchase or sale of a COVERED SECURITY on behalf of any client of Loomis Sayles, except to the extent necessary to comply with applicable law or to effectuate traditional asset management/operations activities on behalf of the client of Loomis Sayles.

     9.3. NOTICE TO ACCESS PERSONS, INVESTMENT PERSONS AND RESEARCH ANALYSTS AS TO CODE STATUS

          PERSONAL TRADING COMPLIANCE will initially determine an employee's status as an ACCESS PERSON, RESEARCH ANALYST or INVESTMENT PERSON and the client accounts to which INVESTMENT PERSONS should be associated, and will inform such persons of their respective reporting and duties under the Code.

          All ACCESS PERSONS and/or the applicable supervisors thereof, have an obligation to inform PERSONAL TRADING COMPLIANCE if an ACCESS PERSON'S responsibilities change during the ACCESS PERSON'S tenure at Loomis Sayles.

     9.4. NOTICE TO PERSONAL TRADING COMPLIANCE OF ENGAGEMENT OF INDEPENDENT CONTRACTORS

          Any ACCESS PERSON that engages as a non-employee service provider ("NESP"), such as a consultant, temporary employee, intern or independent contractor shall notify PERSONAL TRADING COMPLIANCE of this engagement, and provide to PERSONAL TRADING COMPLIANCE the information necessary to make a determination as to how the Code shall apply to such NESP, if at all.

          NESP's are generally not subject to the pre-clearance, trading restrictions and certain reporting provisions of the Code. However, NESP's must receive, review and acknowledge a Code of Ethics Compliance Statement that further describes his/her Code requirements and fiduciary duties while engaged with Loomis Sayles.

          At times, NESP's are contracted to various departments at Loomis Sayles where they may be involved or be privy to the investment process for client accounts or the Loomis Sayles recommendation process. Prior to their engagement, the Loomis Sayles Human Resources Department will notify PERSONAL TRADING COMPLIANCE of these NESP's and depending on the facts and circumstances, the NESP will be communicated what provisions of the Code will apply to them during their engagement.

     9.5. QUESTIONS AND EDUCATIONAL MATERIALS

          Employees are encouraged to bring to PERSONAL TRADING COMPLIANCE any questions you may have about interpreting or complying with the Code about COVERED SECURITIES, accounts that hold or may hold COVERED SECURITIES or personal trading activities of you, your family, or household members, your legal and ethical responsibilities, or similar matters that may involve the Code.

          PERSONAL TRADING COMPLIANCE will from time to time circulate educational materials or bulletins or conduct training sessions designed to assist you in understanding and carrying out your duties under the Code. On an annual basis, each ACCESS PERSON is required to successfully complete the Code of Ethics and Fiduciary Duty Tutorial designed to educate ACCESS PERSONS on their responsibilities under the Code and other Loomis Sayles policies and procedures that generally apply to all employees.

                               GLOSSARY OF TERMS

The BOLDFACE terms used throughout this policy have the following meanings:

1. "ACCESS PERSON" means an "access person" as defined from time to time in Rule 17j-1 under the 1940 Act or any applicable successor provision. Currently, this means any director, or officer of Loomis Sayles, or any ADVISORY PERSON (as defined below) of Loomis Sayles, but does not include any director who is not an officer or employee of Loomis Sayles or its corporate general partner and who meets all of the following conditions:

     a. He or she, in connection with his or her regular functions or duties, does not make, participate in or obtain information regarding the purchase or sale of Covered Securities by a registered investment company, and whose functions do not relate to the making of recommendations with respect to such purchases or sales;

     b. He or she does not have access to nonpublic information regarding any clients' purchase or sale of securities, or nonpublic information regarding the portfolio holdings of any REPORTABLE FUND; and

     c. He or she is not involved in making securities recommendations to clients, and does not have access to such recommendations that are nonpublic.

     Loomis Sayles treats all employees as ACCESS PERSONS.

2. "ADVISORY PERSON" means an "advisory person" and "advisory representative" as defined from time to time in Rule 17j-1 under the 1940 Act and Rule 204-2(a)(12) under the Advisers Act, respectively, or any applicable successor provision. Currently, this means (i) every employee of Loomis Sayles (or of any company in a CONTROL relationship to Loomis Sayles), who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a COVERED SECURITY by Loomis Sayles on behalf of clients, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) every natural person in a CONTROL relationship to Loomis Sayles who obtains information concerning recommendations made to a client with regard to the purchase or sale of a COVERED SECURITY. ADVISORY PERSON also includes: (a) any other employee designated by PERSONAL TRADING COMPLIANCE or the CHIEF COMPLIANCE OFFICER as an ADVISORY PERSON under this Code; (b) any consultant, temporary employee, intern or independent contractor (or similar person) engaged by Loomis Sayles designated as such by PERSONAL TRADING COMPLIANCE or the CHIEF COMPLIANCE OFFICER as a result of such person's access to information about the purchase or sale of COVERED SECURITIES by Loomis Sayles on behalf of clients (by being present in Loomis Sayles offices, having access to computer data or otherwise).

3.   "BENEFICIAL OWNERSHIP" is defined in Section 3.2 of the Code.

4. "CHIEF COMPLIANCE OFFICER" refers to the officer or employee of Loomis Sayles designated from time to time by Loomis Sayles to receive and review reports of purchases and sales by ACCESS PERSONS, and to address issues of personal trading. "PERSONAL TRADING COMPLIANCE" means the employee or employees of Loomis Sayles designated from time to time by the General Counsel of Loomis Sayles to receive and review reports of purchases and sales, and to address issues of personal trading, by the CHIEF COMPLIANCE OFFICER, and to act for the CHIEF COMPLIANCE OFFICER in the absence of the CHIEF COMPLIANCE OFFICER.

5.   "COVERED SECURITY" is defined in Section 3.1 of the Code.

6. "EXEMPT ETF" is defined in Section 3.1 of the Code and a list of such funds is found in Exhibit Two.

7. "FEDERAL SECURITIES LAWS" refers to the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002, the Investment Company Act of 1940, the Investment Advisers Act of 1940, Title V of the Gramm-Leach-Bliley Act, any rules adopted by the SEC under any of these statutes, the Bank Secrecy Act as it applies to funds and investment advisers, and any rules adopted there under by the SEC or the U.S. Department of the Treasury, and any amendments to the above mentioned statutes.

8. "INVESTMENT CONTROL" is defined in Section 3.3 of the Code. This means "control" as defined from time to time in Rule 17j-1 under the 1940 Act and Rule 204-2(a)(12) under the Advisers Act or any applicable successor provision. Currently, this means the power to directly or indirectly influence, manage, trade, or give instructions concerning the investment disposition of assets in an account or to approve or disapprove transactions in an account.

9. "INITIAL PUBLIC OFFERING" means an "initial public offering" as defined from time to time in Rule 17j-l under the 1940 Act or any applicable successor provision. Currently, this means any offering of securities registered under the Securities Act of 1933 the issuer of which immediately before the offering, was not subject to the reporting requirements of
     Section 13 or 15(d) of the Securities Exchange Act of 1934.

10. "INVESTMENT COMPANY" means any INVESTMENT COMPANY registered as such under the 1940 Act and for which Loomis Sayles serves as investment adviser or subadviser or which an affiliate of Loomis Sayles serves as an investment adviser.

11. "INVESTMENT PERSON" means all PORTFOLIO MANAGERS of Loomis Sayles and other ADVISORY PERSONS who assist the PORTFOLIO MANAGERS in making and implementing investment decisions for an INVESTMENT COMPANY or other client of Loomis Sayles, including, but not limited to, designated RESEARCH ANALYSTS and traders of Loomis Sayles. A person is considered an INVESTMENT PERSON only as to those client accounts or types of client accounts as to which he or she is designated by PERSONAL TRADING COMPLIANCE or the CHIEF COMPLIANCE OFFICER as such. As to other accounts, he or she is simply an ACCESS PERSON.

12. "LOOMIS ADVISED FUND" is any Reportable Fund advised or sub-advised by Loomis Sayles. A list of these funds can be found in EXHIBIT ONE.

13. "NON-VOLITIONAL" transactions are any transaction in which the employee has not determined the timing as to when the purchase or sale will occur and the amount of shares to be purchased or sold, i.e. changes to future contributions within the Loomis Sayles Retirement Plans, dividend reinvestment programs, dollar cost averaging program, automatic monthly payroll deductions, and any transactions made within the Guided Choice Program. NON-VOLITIONAL transactions are not subject to the pre-clearance or quarterly reporting requirements under the Code.

14. "PORTFOLIO MANAGER" means any individual employed by Loomis Sayles who has been designated as a PORTFOLIO MANAGER by Loomis Sayles. A person is considered a PORTFOLIO MANAGER only as to those client accounts as to which he or she is designated by the CHIEF COMPLIANCE OFFICER as such. As to other client accounts, he or she is simply an ACCESS PERSON.

15. "PRIVATE PLACEMENT TRANSACTION" means a "limited offering" as defined from time to time in Rule 17j-l under the 1940 Act or any applicable successor provision. Currently, this means an offering exempt from registration under the Securities Act of 1933 pursuant to Section 4(2) or 4(6) or Rule 504, 505 or 506 under that Act, including hedge funds.

16. "RECOMMENDATION" means any change to a security's price target or other type of recommendation in the case of an equity COVERED SECURITY, or any initial rating or rating change in the case of a fixed income COVERED SECURITY in either case issued by a RESEARCH ANALYST.

17. "REPORTABLE FUND" is defined in Section 3.1 of the Code, and a list of such funds is found in EXHIBIT ONE.

18. "RESEARCH ANALYST" means any individual employed by Loomis Sayles who has been designated as a RESEARCH ANALYST or RESEARCH ASSOCIATE by Loomis Sayles. A person is considered a RESEARCH ANALYST only as to those COVERED SECURITIES which he or she is assigned to cover and about which he or she issues research reports to other INVESTMENT PERSONS or otherwise makes recommendations to Investment Persons beyond publishing their research. As to other securities, he or she is simply an ACCESS PERSON.

19.  "SELECT BROKER" is defined in Section 3.4 of the Code.

20. "SUPERVISED PERSON" is defined in Section 202(a)(25) of the Advisers Act and currently includes any partner, officer, director (or other person occupying a similar status or performing similar functions), or employee of Loomis Sayles, or other person who provides investment advice on behalf of Loomis Sayles and is subject to the supervision and control of Loomis Sayles.

21. "VOLITIONAL" transactions are any transactions in which the employee has determined the timing as to when the purchase or sale transaction will occur and amount of shares to be purchased or sold. VOLITIONAL transactions are subject to the pre-clearance and reporting requirements under the Code.

                            Reportable Funds List(1)

                        EXHIBIT ONE -- (UPDATED Q3 2016)

The following funds are subject to the reporting requirements of the Code and the Loomis Advised Funds are subject to Section 4.3 and 4.4 of the Code as designated (LAF) below.

INVESTMENT COMPANY ACT REGISTERED FUNDS
(LAF) - Advanced Series Trust: AST Advanced Strategies Portfolio
(LAF) - Advanced Series Trust: AST Loomis Sayles Large Cap Growth
(LAF) -- AST Blackrock/Loomis Sayles Bond Portfolio
AEW Real Estate Fund
ASG Dynamic Allocation Fund
Aurora Horizons Fund
(LAF) - AXA Loomis Sayles Growth Portfolio
AXA Large Cap Core Managed Volatility Portfolio
(LAF) -- Bridge Builder Bond Fund
(LAF) -- Bridge Builder Core Plus Bond Fund
Bridge Builder Small/Mid Cap Value Fund
(LAF) - Columbia Active Portfolios Multi-Manager Growth Fund
(LAF) - Columbia Active Portfolios Multi-Mgr Total Rtrn Bond Fund
(LAF) -- Columbia Management Variable Annuity Large Cap Growth Consulting Group Capital Markets -- Municipal Bond Investments Cornerstone Advisors Global Public Equity Fund
(LAF) -- Fidelity Strategic Advisers Growth Fund
(LAF) -- Fidelity Strategic Advisers Multi Managers Fund
(LAF) -- Franklin K2 Alternative Strategies Fund
Gateway Equity Call Premium Fund
Gateway Fund
GAI Aurora Opportunites Fund LLC
(LAF) - Guidemark Opportunistic Fixed Income Fund
(LAF) - Guidestone Funds Extended Duration Bond Fund
(LAF) - Guidestone Funds Global Bond Fund
(LAF) -- Guidestone Growth Equity Fund
HC Capital Trust Commodity Returns Strategy Portfolio
JNL/Harris Oakmark Global Equity Fund
(LAF) - KP Fixed Income Fund
Laudus International Marketmasters Fund
(LAF) -- Litman Gregory Masters Alternative Strategies Fund
Litman Gregory Masters Equity Fund
Litman Gregory Masters International Fund
(LAF) - Loomis Sayles Bond Fund
(LAF) -- Loomis Sayles Dividend Income Fund
(LAF) - Loomis Sayles Core Plus Bond Fund
(LAF) -- Loomis Sayles Emerging Markets Opportunities Fund
(LAF) - Loomis Sayles Fixed Income Fund
(LAF) - Loomis Sayles Full Discretion Securitized Fund
(LAF) - Loomis Sayles Global Bond Fund
(LAF) - Loomis Sayles Global Equity & Income Fund
(LAF)- Loomis Sayles Global Growth Fund
(LAF) - Loomis Sayles Growth Fund
(LAF) - Loomis Sayles High Income Fund
(LAF) - Loomis Sayles High Income Opportunities Fund
(LAF) - Loomis Sayles Inflation Protected Securities Fund
(LAF) - Loomis Sayles Institutional High Income Fund
(LAF) - Loomis Sayles Intermediate Duration Bond Fund
(LAF) - Loomis Sayles Investment Grade Bond Fund
(LAF) - Loomis Sayles Investment Grade Fixed Income Fund
(LAF) - Loomis Sayles Securitized Asset Fund
(LAF) -- Loomis Sayles Senior Floating Rate and Fixed Income Fund
(LAF) - Loomis Sayles Small Cap Growth Fund
(LAF) - Loomis Sayles Small Cap Value Fund
(LAF) -- Loomis Sayles Small/Mid Cap Growth Fund
(LAF) - Loomis Sayles Strategic Alpha Fund
(LAF) - Loomis Sayles Value Fund
(LAF) - Mass Mutual Select Blue Chip Growth Fund
(LAF) - Mass Mutual Select Diversified Value Fund
Mass Mutual Select Focused Value Fund
Mass Mutual Select Overseas Fund
(LAF) -- Great West Loomis Sayles Bond Fund
(LAF) -- Great West Loomis Sayles Small Cap Value Fund
McDonnell Intermediate Municipal Bond Fund
(LAF) -- Mercer US Small/Mid Cap Growth Equity Fund
Metropolitan Series Fund - Harris Oakmark International Portfolio
(LAF) - Metropolitan Series Fund - Loomis Sayles Small Cap Portfolio
(LAF) - Metropolitan Series Fund - Loomis Sayles Small Cap Growth
(LAF) -- Met Series Funds -- LS Global Markets
Mirova Global Sustainable Equity Fund
(LAF) -- MML Equity Fund
MML Focused Equity Fund
MML International Equity Fund
(LAF) - Loomis Sayles Multi-Asset Income Fund
Natixis Oakmark Fund
(LAF) - Natixis Loomis Sayles Limited Term Government and Agency Fund
(LAF) - Natixis Loomis Sayles Strategic Income Fund
Natixis Oakmark International Fund
(LAF) - Natixis U.S. Equity Opportunities Fund
Northern Funds/Multi Manager Mid Cap Fund
(LAF) -- Northwestern Mutual Series Fund, Inc.
(LAF) - Penn Series Fund, Inc. Large Cap Value Fund
Pioneer Real Estate Shares
Pioneer Real Estate Shares VCT Portfolio
Port Street Institutional Opportunities Fund
(LAF) -- Principal Funds Global Multi-Strategy Fund
Principal Small Cap Value II Fund
(LAF) - Russell Investment Grade Bond Fund
Russell Investment Management Company Ltd. Global Equity Fund
(LAF) -- Russell Multi-Strategy Income Fund
Saratoga Advantage Trust/Mid Capitalization Portfolio
Seeyond Multi-Asset Allocation Fund
(LAF) - Transamerica Loomis Sayles Bond Fund
(LAF) - The Managers Fund -- Bond Fund
(LAF) - The Managers Fund -- Global Income Opportunity Fund
The Oakmark Equity and Income Fund
The Oakmark Fund
The Oakmark Global Fund
The Oakmark Global Select Fund
The Oakmark International Fund
The Oakmark International Small Cap Fund
The Oakmark Select Fund
(LAF) -- TransWestern Institutional Short Duration Government Bond Fund
(LAF) - USAA Growth Fund
Vaughn Nelson Select Fund
Vaughan Nelson Small Cap Value Fund
Vaughan Nelson Value Opportunity Fund
(LAF) - Wilshire Large Cap Growth Fund

COLLECTIVE INVESTMENT VEHICLES
*HEDGE FUNDS AND PRIVATE PLACEMENTS
(LAF) - Commodities Long Short Fund, LP
(LAF) - Commodities Long Short Fund, Ltd
(LAF) - Commodities Long Short Master Fund, Ltd
(LAF) - Corvid US Long Short Fund, LP
(LAF) - Corvid US Small Cap Fund, LP
(LAF) - Loomis Sayles Credit Alpha Master Fund, Ltd
(LAF) - Loomis Sayles Credit Long/Short Fund, LP
(LAF) - Loomis Sayles Credit Long/Short Fund (Offshore) Ltd.
(LAF) - Loomis Sayles Long/Short Equity Fund, LP
(LAF) - Loomis Sayles Senior Loan Fund LP
(LAF) - NHIT: Agency MBS Trust
(LAF) - NHIT: Core Disciplined Alpha Trust
(LAF) - NHIT: Core Fixed Income Trust
(LAF) - NHIT: Core Plus Fixed Income Trust
(LAF) - NHIT: Core Plus Full Discretion Trust
(LAF) - NHIT: Credit Asset Trust
(LAF) - NHIT: Dynamic Fixed Income Trust
(LAF) - NHIT: Emerging Markets Corporate Debt Trust
(LAF) - NHIT: Emerging Markets Opportunities Trust
(LAF) - NHIT: Global Fixed Income Trust
(LAF) - NHIT: Global Growth Trust
(LAF) - NHIT: High Yield Full Discretion Trust
(LAF) - NHIT: Intermediate Duration Fixed Income Trust
(LAF) - NHIT: Investment Grade Corporate Bond Trust
(LAF) - NHIT: Investment Intermediate Corporate Bond Trust
(LAF) - NHIT: Long Duration Corporate Bond Trust
(LAF) - NHIT: Long Duration Credit Trust
(LAF) - NHIT: Long Duration Government Credit Trust
(LAF) - NHIT: Multi Asset Real Return Trust
(LAF) - NHIT: Multi Sector Full Discretion Trust
(LAF) - NHIT: Securitized Credit Trust
(LAF) - NHIT: Senior Floating Rate and Fixed Income Trust
(LAF) - NHIT: Short Term Emerging Markets Bond Trust
(LAF) - NHIT: SRI Core Plus Fixed Income Trust
(LAF) - NHIT: Strategic Alpha Trust
(LAF) - NHIT: U.S. High Yield Bond Trust
(LAF) - NHIT: World Bond Trust
(LAF) - NHIT: World Credit Asset Trust

* Pre-clearance approval is required for all Private Placement purchases, including Hedge Funds. In addition, the purchase of additional shares, (including mandatory capital calls), or the subsequent sale (partial or full) of a previously approved Private Placement or Hedge Fund, must receive pre-clearance approval from the Chief Compliance Officer.

OFFSHORE FUNDS (NOT AVAILABLE TO US EMPLOYEES)
(LAF) -- Loomis Sayles Global Credit Fund
(LAF) -- Loomis Sayles Global Growth Equity
(LAF) -- Loomis Sayles Global Multi Asset Income Fund
(LAF) -- Loomis Sayles Strategic Alpha Bond Fund
(LAF) -- Loomis Sayles U.S. Aggregate Bond Fund
(LAF) - Loomis Sayles U.S. Growth Equity Fund
(LAF) -- Loomis Sayles World Credit Asset Fund
(LAF) -- Natixis Loomis Sayles Duration Hedged Global Corporate Bond
(LAF) -- Natixis Loomis Sayles Emerging Debt and Currencies Fund
(LAF) -- Natixis Loomis Sayles Global Opportunistic Bond Fund
(LAF) -- Natixis Loomis Sayles High Income Fund
(LAF) -- Natixis Loomis Sayles Institutional Global Corporate Bond Fund
(LAF) -- Natixis Loomis Sayles Institutional High Income Fund
(LAF) -- Natixis Loomis Sayles Multisector Income Fund
(LAF) - Natixis Loomis Sayles Senior Loan Fund
(LAF) -- Natixis Loomis Sayles Short Term Emerging Markets Bond Fund
(LAF) -- Natixis Loomis Sayles Sustainable Global Corporate Bond Fund
(LAF) -- Natixis Loomis Sayles U.S. Core Plus Bond Fund
(LAF) -- Natixis Loomis Sayles U.S. Research Fund
(LAF) -- NGAM Investment Funds -- Loomis Sayles Strategic Income Fund
(LAF) -- NGAM Investment Funds -- Loomis Sayles US Equity Leaders Fund

(1) Please note that this list is subject to change. Therefore, it is your responsibility, as an ACCESS PERSON under the Code, to determine whether or not an investment company or mutual fund is advised, sub-advised, or distributed by Loomis Sayles, Natixis or a Natixis affiliate prior to investing in such fund, and to ensure that you comply with all aspects of the Code regarding your investment in a REPORTABLE FUND.

                               Exempt ETF List(1)
                        EXHIBIT TWO -- (UPDATED Q3 2016)

SYMBOL  SECURITY NAME
AAXJ    iShares MSCI All Country Ex Japan
AGG     iShares Lehman Aggregate Bond Fund
ACWI    iShares MSCI ACWI Index Fund
ASHR    Deutsche X-Trackers Harvest CSI 300
BIL     SPDR Barclays Capital
BIV     Vanguard Intermediate Term
BKLN    Powershares Senior Loan Portfolio
BLV     Vanguard Long-Term Bond ETF
BND     Vanguard Total Bond Market ETF
BOND    PIMCO Total Return ETF
BNDX    Vanguard Total Int'l Bond ETF
BSV     Vanguard Short-Term Bond ETF
BWX     SPDR Lehman International Treasury Bond ETF
CIU     iShares Intermediate Credit
CSJ     iShares Barclays Lehman 1-3 Year
CWB     SPDR Barclays Capital Conv Sec
CLY     iShares 10+ Year Credit Bond
DBA     Powershares DB Agriculture
DBC     PowerShares DB Commodity Index Tracking Fund
DBEF    Deutsche X-Trackers MSCI EAFE Hedged Equity ETF
DBEU    Deutsche X-Trackers MSCI Europe
DBJP    DB X-Trackers MSCI Japan Hedged Equity Fund
DBO     Powershares DB Oil Fund
DEM     Wisdomtree Emerging Markets Equity Income
DES     Wisdomtree Small Cap Dividend Fund
DHS     Wisdomtree EQ Income Fund
DIA     DIAMONDS Trust Series I
DVY     iShares Dow Jones Select Dividend Index Fund
DXJ     Wisdomtree Japan Hedged
EDC     Direxion Daily EME Mkt BU 3X
EEM     iShares MSCI Emerging Markets Index Fund
EEMV    iShares MSCI Emerging Markets Minimum Volatility
EFA     iShares MSCI EAFE Index Fund
EFAV    iShares MSCI EAFE Minimum Volatility Index Fund
EFG     iShares MSCI EAFE Growth ETF
EFV     iShares MSCI EAFE Value Index Fund
EMB     iShares JP Morgan Emerging Markets Bond Fund
EMLC    Market Vectors Emerging Markets
EPI     Wisdomtree India Earnings Fund
EPP     iShares MSCI Pacific ex-Japan Index Fund
EUO     Proshares Ultrashort Euro ETF
EWA     iShares MSCI Australia Index Fund
EWC     iShares MSCI Canada Index Fund
EWG     iShares MSCI Germany Index ETF
EWH     iShares MSCI Hong Kong Index Fund
EWI     iShares MSCI Italy Capped ETF
EWJ     iShares MSCI Japan Index Fund
EWL     iShares MSCI Switzerland Fund
EWP     iShares MSCI Spain Index Fund
EWQ     iShares MSCI France Index Fund
EWT     iShares MSCI Taiwan Index Fund
EWU     iShares MSCI United Kingdom Index Fund
EWW     iShares MSCI Mexico Index Fund
EWY     iShares MSCI South Korea Index Fund
EWZ     iShares MSCI Brazil
EZU     MSCI EMU Index Fund ETF

SYMBOL  SECURITY NAME
IWO     iShares Russell 2000 Growth Index Fund
IWP     iShares Russell Midcap Growth Index Fund
IWR     iShares Russell Midcap Index Fund
IWS     iShares Russell Midcap Value Index Fund
IWV     iShares Russell 3000 Index Fund
IXUS    iShares Core Intl Stock ETF
JNK     SPDR Barclays Capital High
LQD     iShares iBoxx Investment Grade Corporate Bond Fund
MBB     iShares Barclays MBS Bond Fund
MDY     Midcap SPDR Trust Series 1
MGK     Vanguard Mega Cap 300 Growth ETF
MGV     Vanguard Mega Value ETF
MIDD LN iShares FTSE 250
MINT    PIMCO Enhanced Short Maturity
MUB     iShares S&P Nat AMT -- Free Bond Fund
OEF     iShares S&P 100 Index Fund
PCY     Powershares Emerging Market Sov
PFF     iShares S&P Pref Stk Index Fund
PGX     PowerShares Preferred Portfolio
PRF     PowerShares FTSE RAFI US
PRFZ    PowerShares FTSE RAFI US 150
PWV     Powershares Dyn L/C Value
PZA     Powershares Insured National Muni Bond ETF
QID     Ultrashort QQQ Proshares ETF
QLD     Ultra QQQ ProShares
QQQ     Powershares QQQ
RSP     Rydex S&P Equal Weight ETF
RSX     Market Vector Russ
SCHA    Schwab US Small Cap ETF
SCHB    Schwab US Broad Market ETF
SCHD    Schwab US Dividend Equity ETF
SCHE    Schwab Emerging Markets Equity
SCHF    Schwab International Equity ETF
SCHG    Schwab U.S. Large-Cap Growth
SCHM    Schwab US Mid Cap ETF
SCHO    Schwab Short Term U.S. Treasury ETF
SCHP    Schwab U.S. TIPS ETF
SCHV    Schwab US Large Cap Value
SCHX    Schwab US Large Cap ETF
SCHZ    Schwab US Aggregate Bond ETF
SCPB    SPDR Barclays Capital Short
SCZ     iShares MSCI EAFE Small Cap Index Fund
SDOG    ALPS Sector Dividend Dogs ETF
SGOL    ETFS Gold Trust
SEMB LN iShares JPMorgan Emerging Markets Bond Fund
SDS     UltraShort S&P500 ProShares
SDY     SPDR S&P Dividend ETF
SH      Proshares TR S&P 500
SHM     SPDR Nuveen Barclays Capital
SHV     iShares Lehman Short Treasury Bond Fund
SHY     iShares Lehman 1-3 Year Treasury Bond Fund
SHYG    iShares 0-5 Year High Yield Corporate Bond ETF
SJNK    SPDR Barclays Short-Term
SLV     iShares Silver Trust
SPHQ    Powershares S&P 500 High Q
SPLV    Powershares S&P 500 Low Volatility Portfolio

FEZ     SPDR Euro STOXX 50 ETF
FLOT    iShares Floating Rate ETF
FNDF    Schwab Fundamental Int'l Large Cap Index ETF
FNDX    Schwab Fundamental U.S. Large Company Index ETF
FXI     iShares FTSE/Xinhua China 25 Index Fund
GLD     SPDR Gold Trust
GLL     Proshares Ultrashort Gold
GOVT    iShares Core US Treasury Bond
GSG     iShares S&P GSCI Commodity
GVI     iShares Intermediate Government Credit
HDV     iShares High Dividend EQ PD
HEDJ    Wisdomtree Europe Hedged Equity
HEFA    iShares Currency Hedged MSCI EAFE ETF
HSPX LN HSBC S&P 500 ETF
HYD     Market Vectors High Yld Muni
HYG     iShares IBOXX H/Y Corp Bond
HYS     PIMCO 0-5 Year High Yield Corp Bond Index Fund
IDV     iShares DJ Intl Select Div
IAU     iShares Comex Gold
IEF     iShares Lehman 7-10 Year Treasury Bond Fund
IEFA    iShares Core MSCI EAFE ETF
IEI     iShares Barclays 3-7 Year Treasury Bond Fund
IEEM LN iShares MSCI Emerging Markets
IEMG    iShares Core MSCI Emerging Markets ETF
IEUX LN iShares MSCI Europe EX UK
IEV     iShares TR S&P Europe 350 Index Fund
IFFF LN iShares MSCI AC Far East Ex-Japan
IGLS LN iShares FTSE GILTS UK 0-5
IHYG LN IShares Market IBOXX Eur H/Y
IJPN LN iShares MSCI Japan Fund
IJH     iShares S&P MidCap 400 Index Fund
IJJ     iShares S&P MidCap 400/BARRA Value Index
IJK     iShares S&P MidCap 400 Growth Index Fund
IJR     iShares S&P SmallCap 600 Index Fund
IJS     iShares S&P SmallCap 600 Value Index Fund
IJT     iShares S&P SmallCap 600/BARRA Growth Index
ILF     iShares TR S&P Latin Amer 40 Index Fund
IOO     iShares S&P Global 100
INDA    iShares MSCI India ETF
ITOT    iShares Core S&P Total US Stock
ITPS LN iShares BG USD TIPS
ITR     SPDR Barclays I/T CB ETF
IUSA LN iShares S&P 500 Index Fund
IVE     iShares S&P 500 Value Index Fund
IVV     iShares S&P 500 Index Fund/US
IVW     iShares S&P 500 Growth Index Fund
IWB     iShares Russell 1000 Index Fund
IWD     iShares Russell 1000 Value Index Fund
IWF     iShares Russell 1000 Growth Index Fund
IWM     iShares Russell 2000 Index Fund
IWN     iShares Russell 2000 Value Index Fund
SPXU    ProShares UltraPro Short S&P 500
SPY     SPDR Trust Series 1
SQQQ    Proshares UltraPro Short QQQ
SSO     Ultra S&P500 ProShares
STPZ    PIMCO 1-5 Year US TIPS
SUB     iShares S/T Natl Muni Bond ETF
SVXY    Proshares Short VIX Short-Term Futures
TBF     ProShares Short 20+ Treasury
TBT     Proshares Ultrashort Lehman
TFI     SPDR Nuveen Barclays Capital Municipal
TIP     iShares Lehman Treasury Inflation Protected Sec Fund
TLT     iShares Lehman 20+ Year Treasury Bond Fund
TNA     Direxion Daily Small Cap Bull 3X
TQQQ    Proshares Ultrapro QQQ
TWM     Proshares UltraShort Russell 2000
TZA     Direxion DLY Small Cap Bear 3X
UNG     US Natural Gas Fund
UPRO    ProShares UltraPro S&P 500
USMV    iShares MSCI USA Minimum Volatility Index Fund
USO     United States Oil Fund
UUP     Powershares DB U.S. Dollar Index Fund ETF
VB      Vanguard Index Funds
VBK     Vanguard Small Cap Growth ETF
VBR     Vanguard Small-Cap Value Fund
VCIT    Vanguard Intermediate Term
VCSH    Vanguard Short-Term Corporate Bond
VEA     Vanguard Europe Pacific ETF
VEU     Vanguard FTSE All-World ex-US ETF
VGK     Vanguard European ETF
VIG     Vanguard Dividend Appreciation ETF
VMBS    Vanguard Mortgage Backed Sec
VO      Vanguard Mid-Cap ETF
VOE     Vanguard Mid Cap Value
VOO     Vanguard S&P 500 ETF
VOT     Vanguard Mid Cap Growth Index
VPL     Vanguard Pacific ETF
VSS     Vanguard FTSE All World X-US
VT      Vanguard Total World Stock Index
VTI     Vanguard Total Stock Market ETF
VTIP    Vanguard Short Term TIPS
VTV     Vanguard Value ETF
VUG     Vanguard Growth ETF
VUKE LN Vanguard FTSE 100 ETF
VV      Vanguard Large-Cap ETF
VWO     Vanguard Emerging Markets ETF
VXF     Vanguard Extended Market ETF
VXUS    Vanguard Total International Stock Index Fund ETF
VYM     Vanguard High Div Yield ETF
YCS     Proshares Ultrashort Yen

(1) Exempt ETFs are broad based open-ended ETFs, as determined by Personal Trading Compliance using Bloomberg data, with either a market capitalization exceeding U.S. $1 billion OR an average daily trading volume exceeding 1 million shares (over a 90 day period); options on such ETFs; options on the indices of such ETFs; and ETFs that invest 80% of their assets in securities that are not subject to the pre-clearance requirements of the Code. Please note, as this list is subject to change, it is your responsibility, as an ACCESS PERSON under the Code, to comply with all aspects of the Code regarding your investments in ETFs and any associated options. Also note that the securities listed above, as well as any associated options, while exempt from preclearance, are still subject to the reporting requirements of the Code.

                                                     SECURITIES
                                                                                                                 EXHIBIT THREE
------------------------------------------------------------------------------------------------------------------------------------
                                                        SUBJECT TO
                                                        TRADING
                                  SUBJECT   PRE-        RESTRIC-    QUARTERLY   ANNUAL
INSTRUMENT                        TO CODE   CLEARANCE   TIONS(1)    REPORTING   REPORTING    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Bonds issued or guaranteed by     Yes       Yes         Yes         Yes         Yes
any foreign sovereign government
or its agencies, instrumentalities
or authorities or supranational
issuers
------------------------------------------------------------------------------------------------------------------------------------
Company stock received through    Yes       *Yes/       Yes         Yes         Yes           *Certain purchases and all subsequent
an employer (including options              No                                                sales of such securities must be
and warrants associated                                                                       pre-cleared. Please see  EXHIBITS
therewith)                                                                                    FOUR and FIVE for guidance.
------------------------------------------------------------------------------------------------------------------------------------
Derivatives involving             Yes       *Yes/       Yes         Yes         Yes           *Derivatives tied to broad based
SECURITIES                                  No                                                indices or other exempt securities,
                                                                                              as well as futures on currencies,
                                                                                              commodities, cash instruments
                                                                                              (such as loans or deposits), stock
                                                                                              indexes and interest rates, do not
                                                                                              require pre-clearance.
------------------------------------------------------------------------------------------------------------------------------------
Equity or debt securities         Yes       Yes         Yes         Yes         Yes
(such as common and
preferred stocks and
corporate and government
bonds or notes) and any
equivalent instrument
representing, or any rights
relating to, a SECURITY
(such as ADRs, certifications
of participation, depository
receipts, put and call
options, warrants, convertible
securities and securities indices)
------------------------------------------------------------------------------------------------------------------------------------
Closed-end funds, sector based    Yes       Yes         Yes           Yes         Yes
ETFs, open-ended broad based
ETFs with a market capitalization
less  than U.S. $1 billion AND
an  average daily trading volume
below 1 million shares (over a
90 day period), closed-end UITs,
closed-end ETFs (including
options and futures
associated there with)
------------------------------------------------------------------------------------------------------------------------------------

----------------
(1) The substantive prohibitions and restrictions (including Competing with Client Trades, Short Term Trading Profits, and the applicable Black-out Periods) detailed in Section 4 of the Code apply to each SECURITY as noted.

                                                     SECURITIES
                                                                                                                 EXHIBIT THREE
------------------------------------------------------------------------------------------------------------------------------------
                                                        SUBJECT TO
                                                        TRADING
                                  SUBJECT   PRE-        RESTRIC-    QUARTERLY   ANNUAL
INSTRUMENT                        TO CODE   CLEARANCE   TIONS(1)    REPORTING   REPORTING    COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Open-ended broad based ETFs       Yes       No          No          Yes         Yes
with either a market
capitalization exceeding
U.S. $1 billion OR an
average daily trading
volume exceeding 1 million
shares (over a 90 day period);
options on such ETFs, options
on the indices of such ETFs;
ETFs that invest 80% of their
assets in securities that are
not subject to the pre-clearance
requirements of the
Code; and open-ended UITs
------------------------------------------------------------------------------------------------------------------------------------
REPORTABLE FUNDS as defined       Yes       *Yes/       **Yes        Yes        Yes          *Pre-clearance approval is required
under Section 3.1 of the Code.               No                                              for all Private Placement purchases,
Please see EXHIBIT ONE                                                                       including Hedge Funds. In
for a list of REPORTABLE                                                                     addition, the purchase of additional
FUNDS.                                                                                       shares, (including mandatory capital
                                                                                             calls), or the subsequent sale
                                                                                             (partial or full) of a previously
                                                                                             approved Private Placement or
                                                                                             Hedge Fund, must receive pre-clearance
                                                                                             approval from the Chief Compliance
                                                                                             Officer.

                                                                                             Transactions in all closed-end funds,
                                                                                             whether or not a particular closed-end
                                                                                             fund is a Reportable Fund, require
                                                                                             preclearance.

                                                                                             **Only those Reportable Funds that are
                                                                                             advised or sub-advised by Loomis Sayles
                                                                                             are subject to the trading restrictions
                                                                                             of the Code (specifically Short Term
                                                                                             Profit and Round Trip Transaction
                                                                                             restrictions). Please refer to EXHIBIT
                                                                                             ONE for a list of Loomis Advised Funds.
------------------------------------------------------------------------------------------------------------------------------------

                                                     SECURITIES
                                                                                                                 EXHIBIT THREE
------------------------------------------------------------------------------------------------------------------------------------
                                                        SUBJECT TO
                                                        TRADING
                                  SUBJECT   PRE-        RESTRIC-    QUARTERLY    ANNUAL
INSTRUMENT                        TO CODE   CLEARANCE   TIONS(1)    REPORTING    REPORTING   COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Private Placements, including     Yes       *Yes        *Yes        Yes         Yes           *Pre-clearance approval is required
hedge funds that are often sold                                                               for all Private Placement purchases,
as private placements                                                                         including Hedge Funds. In addition,
                                                                                              the purchase of additional shares,
                                                                                              (including mandatory capital calls),
                                                                                              or the subsequent sale (partial or
                                                                                              full) of a previously approved
                                                                                              Private Placement or Hedge Fund, must
                                                                                              receive pre-clearance approval from
                                                                                              the Chief Compliance Officer.
                                                                                              Please consult Section 4.13 of the
                                                                                              Code and contact PERSONAL TRADING
                                                                                              COMPLIANCE.
------------------------------------------------------------------------------------------------------------------------------------
Municipal obligations          Yes        Yes          Yes        Yes           Yes
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government agencies       Yes        No           No         Yes           Yes
(direct debt obligations
such as GNMA, FNMA,
FHLMCS, FHLB, FFCB,
FHA, FLB, SLMA, & TVA)
------------------------------------------------------------------------------------------------------------------------------------
Bank certificates of           No        N/A          N/A         N/A           N/A
deposit
------------------------------------------------------------------------------------------------------------------------------------
Bankers' acceptances           No        N/A          N/A         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper               No        N/A          N/A         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
Direct obligations of the      No        N/A          N/A         N/A           N/A
United States Government
(i.e. Treasury securities,
as distinct from U.S.
Government agencies or
instrumentalities)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Instruments      No        N/A          N/A         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                     SECURITIES
                                                                                                                 EXHIBIT THREE
------------------------------------------------------------------------------------------------------------------------------------
                                                        SUBJECT TO
                                                        TRADING
                                  SUBJECT   PRE-        RESTRIC-    QUARTERLY    ANNUAL
INSTRUMENT                        TO CODE   CLEARANCE   TIONS(1)    REPORTING    REPORTING   COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Open ended mutual funds and        *No      N/A          N/A         N/A        N/A           *CIVs are exempt from the Code under
certain collective investment                                                                 the following conditions: The CIV
vehicles (CIV) other than                                                                     issues shares that shareholders
Reportable Funds                                                                              have the right to redeem on demand;
                                                                                              calculates an NAV on a daily basis in
                                                                                              a manner consistent with the
                                                                                              principles of Section 2(a)(41) of the
                                                                                              1940 Act and Rule 2a-4 thereunder;
                                                                                              issues and redeems shares at the
                                                                                              NAV next determined after receipt of
                                                                                              the relevant purchase or redemption
                                                                                              order consistent with the "forward
                                                                                              pricing" principles of Rule 22c-1
                                                                                              under the 1940 Act; and there is
                                                                                              no secondary market for the shares of
                                                                                              the CIV.
------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements            No       N/A          N/A          N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------

                                    ACCOUNTS

                                                                    EXHIBIT FOUR

The types of accounts that hold or can hold SECURITIES, that are typically covered by the Code include, but are not limited to: personal brokerage accounts; mutual fund accounts, Family of Fund accounts; joint accounts with a spouse or live-in partner; individual accounts of spouses or live-in partners; accounts of minor children living in your household; accounts of any relative living in the same household as the ACCESS PERSON; accounts for which the employee has trustee powers or power of attorney; and current and former employer 401(k) and other retirement plans of the ACCESS PERSON and/or the ACCESS PERSON'S spouse or live-in partner, transfer agent accounts holding mutual funds or book entry shares, Trusts, IRAs, DRIPs, ESOPs, etc

The extent to which such accounts are governed by the Code will depend on the ACCESS PERSON'S BENEFICIAL OWNERSHIP in and/or INVESTMENT CONTROL over the account. Additionally, there are certain accounts that may not be obvious to an ACCESS PERSON as being covered by the Code, and examples of such accounts have been provided below. ACCESS PERSONS should contact PERSONAL TRADING COMPLIANCE who will assist the ACCESS PERSON in determining the applicability of the Code to a particular account(s).

------------------------------------------------------------------------------------------------------------------------------------
                                  SUBJECT   SELECT     PRE-         QUARTERLY   ANNUAL
ACCOUNT TYPE                      TO CODE   BROKER     CLEARANCE    REPORTING   REPORTING   COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Accounts in which the ACCESS      Yes       No         No           Yes         Yes
PERSON has BENEFICIAL OWNERSHIP
but no direct or indirect
INVESTMENT CONTROL (i.e. an
account managed by an adviser
or a trust being managed by an
entity)
------------------------------------------------------------------------------------------------------------------------------------
Accounts in which the ACCESS      Yes       No         No           Yes         Yes
PERSON has direct or indirect
INVESTMENT CONTROL but no
BENEFICIAL OWNERSHIP
------------------------------------------------------------------------------------------------------------------------------------
Accounts in which ACCESS PERSON   Yes       Yes        Yes          Yes         Yes
has BENEFICIAL OWNERSHIP AND
direct or indirect INVESTMENT
CONTROL
------------------------------------------------------------------------------------------------------------------------------------
Accounts in which ACCESS PERSON   No        N/A        N/A          N/A         N/A
has no BENEFICIAL OWNERSHIP and
no direct or indirect INVESTMENT
CONTROL
------------------------------------------------------------------------------------------------------------------------------------
OTHER ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
Accounts of children who have     No        N/A        N/A          N/A         N/A
reached majority that do not
share same household and over
which the Access Person
exercises no INVESTMENT
CONTROL
------------------------------------------------------------------------------------------------------------------------------------

                                                                ACCOUNTS

                                                                                                                        EXHIBIT FOUR

------------------------------------------------------------------------------------------------------------------------------------
                                  SUBJECT   SELECT     PRE-         QUARTERLY   ANNUAL
ACCOUNT TYPE                      TO CODE   BROKER     CLEARANCE    REPORTING   REPORTING   COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Spouse's account where he/        Yes       No         No           Yes         Yes          Requiries prior approval by Personal
she works at an investment                                                                   Trading Compliance
firm and is subject to that
firm's personal trading
policies
------------------------------------------------------------------------------------------------------------------------------------
Accounts set up for an            Yes       No         No           Yes         Yes          The account does not require pre-
ESOP, DRIP or other                                                                          clearance provided there is no
direct investment                                                                            voluntary adjustment in the rate
programs                                                                                     at which you purchase or sell
                                                                                             SECURITIES within the account
------------------------------------------------------------------------------------------------------------------------------------
Physically held shares of         Yes       N/A        Yes          Yes         Yes
SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
MUTUAL FUND AND RETIREMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
401(k) plans which only           *No       No         *No           No         No            *Note, however, that transactions/
offer mutual funds registered                                                                 holdings in closed end funds, if
under the Investment Company Act                                                              any, in such 401(k) plans are
(other than REPORTABLE FUNDS) as                                                              subject to preclearance and reporting.
investment choices (yours or
your spouse's account)
------------------------------------------------------------------------------------------------------------------------------------
401(k) plans which only offer    *Yes      Yes         No            Yes        Yes           *You must confirm the existence of
mutual funds registered under                                                                 such an account for quarterly and
the Investment Company Act                                                                    annual reporting and report only
(both REPORTABLE FUNDS and                                                                    VOLITIONAL transactions in REPORTABLE
non-Reportable Funds) as                                                                      FUNDS (NON-VOLITIONAL transactions are
investment choices (yours or                                                                  not subject to  reporting) and any
your spouse's account)                                                                        transactions in closed-end funds on
                                                                                              a quarterly basis and holdings in
                                                                                              REPORTABLE and closed end funds on
                                                                                              an annual basis.
------------------------------------------------------------------------------------------------------------------------------------

                                                                ACCOUNTS

                                                                                                                        EXHIBIT FOUR

------------------------------------------------------------------------------------------------------------------------------------
                                  SUBJECT   SELECT     PRE-         QUARTERLY   ANNUAL
ACCOUNT TYPE                      TO CODE   BROKER     CLEARANCE    REPORTING   REPORTING   COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
An account held directly with     No        N/A        N/A         N/A          N/A
a non-Reportable Fund (or the
applicable fund's transfer
agent) (i.e. an account with
Janus, Putnam, etc.) that can
invest only in non-Reportable
Funds registered under the
Investment Company Act and
cannot invest in closed end
funds
------------------------------------------------------------------------------------------------------------------------------------
An account that can invest in     *Yes      No         **Yes       Yes          Yes        * Transactions in REPORTABLE FUNDS
both REPORTABLE and non-                               /No                                 must be done with a SELECT BROKER,
Reportable Funds registered                                                                directly with REPORTABLE FUND, or
under the Investment Company                                                               through one or more of the Loomis
Act, but that is currently                                                                 Sayles' retirement plans. You must
only invested in non-Reportable                                                            confirm the existence of such an account
Funds (including Uniform                                                                   for quarterly and annual reporting and
Transfers to Minor Act and                                                                 report only VOLITIONAL transactions in
Uniform Gifts to Minor Act                                                                 REPORTABLE FUNDS (NON-VOLITIONAL
accounts (UTMA's and                                                                       transactions are not subject to
UGMA's))                                                                                   reporting) and any transactions in
                                                                                           closed end funds on a quarterly basis
                                                                                           and holdings in REPORTABLE and closed
                                                                                           end funds on an annual basis.

                                                                                           **Transactions in all closed-end funds,
                                                                                           whether or not a particular closed-end
                                                                                           fund is a Reportable Fund, require
                                                                                           preclearance.
------------------------------------------------------------------------------------------------------------------------------------
529 Plan accounts (or             No        N/A        N/A         N/A          N/A
qualified tuition program
accounts)
------------------------------------------------------------------------------------------------------------------------------------

                                                                ACCOUNTS

                                                                                                                        EXHIBIT FOUR

------------------------------------------------------------------------------------------------------------------------------------
                                  SUBJECT   SELECT     PRE-         QUARTERLY   ANNUAL
ACCOUNT TYPE                      TO CODE   BROKER     CLEARANCE    REPORTING   REPORTING   COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Capital             No        N/A        N/A           N/A        N/A         This account is not subject to the
Accumulation Benefit                                                                        Code because participants do not have
Plan (CABP)                                                                                 any control over the investment options
                                                                                            for the account/plan. The plan is
                                                                                            simply an additional benefit from the
                                                                                            Loomis Sayles Funded Pension Plan.
                                                                                            When eligible for a distribution,
                                                                                            participants receive a cash payment
                                                                                            and not shares of the Loomis Sayles
                                                                                            Research Fund (the Fund is simply
                                                                                            used to track the value of a
                                                                                            participant's investment within the
                                                                                            plan).
------------------------------------------------------------------------------------------------------------------------------------

                                                  TRANSACTIONS EXEMPT FROM PRE-CLEARANCE

                                                                                                                        EXHIBIT FIVE

------------------------------------------------------------------------------------------------------------------------------------
TRANSACTIONS IN WHICH THE
ACCESS PERSON HAS EITHER
BENEFICIAL OWNERSHIP AND/OR
INVESTMENT CONTROL UNLESS                  SUBJECT   PRE-         QUARTERLY   ANNUAL
OTHERWISE NOTED                            TO CODE   CLEARANCE    REPORTING   REPORTING   COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
Purchases or sales of SECURITIES           Yes       No           Yes         Yes
which occur as a result of
operation of law, or any margin
call (provided such margin call
does not result from your
withdrawal of collateral
within 10 days before the call
and have no involvement in the
selection of the specific
SECURITIES to be sold)
------------------------------------------------------------------------------------------------------------------------------------
Purchases of SECURITIES which              Yes       No           No          Yes
are partof an automatic dividend
reinvestment plan, automatic
payroll deduction program, automatic
cash purchase or withdrawal
program or other similar automatic
transaction program, but only to
the extent you have made no
voluntary adjustment (up or
down) in the rate at which you
purchase or sell
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Purchase or sales of SECURITIES            Yes       No           Yes         Yes
for an account over which you have
no direct to indirect influence
or control
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Purchase of SECURITIES made by             Yes       No           Yes         Yes
exercising rights distributed by an
issueer PRO RATA to all other holders
of a class of its SECURITIES or
other interests, to the extent such
rights were acquired by you from
the issuer, and sales of such rights
so acquired
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Tenders of SECURITIES pursuant to          Yes       No           Yes         Yes
tender offers which are expressly
conditioned on the tender offeror's
acquisition of all of the SECURITIES
of the same class
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Transactions in SECURITIES by your         Yes       No           Yes         Yes
spouse (or person in a similar
relationship such that the
presumption of BENEFICIAL OWNERSHIP
arises) employed at another
investment firm provided that:
(a) you have no direct or indirect
influence or control over the
transactions; (b) the transactions
are effected solely through an account
in which you are not named and
(c) you have obtained pre-approval
from PERSONAL TRADING COMPLIANCE
or the REVIEW OFFICER to exempt the
account from the pre-clearance
requirements and certain trading
restrictions of the Code
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Receipt of SECURITIES as a                 Yes       No           Yes         Yes
gift or bequest
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Making of personal or charitable           Yes       No           Yes         No
gift of SECURITIES
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NON-VOLITIONAL transactions in             Yes       No           No          *Yes          *You must report holdings in
REPORTABLE FUNDS (i.e. changes to                                                           REPORTABLE FUNDS on an annual basis.
future contributions within the
Loomis Sayles Retirement Plans,
dividend reinvestment programs,
dollar cost averaging programs,
monthly payroll deductions,
transactions made within the
Guided Choice program or any
transaction in which the employee has
not determined the timing as to when
the purchase or sale will occur and
the amount of shares to be purchased
or sold.
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                                                  TRANSACTIONS EXEMPT FROM PRE-CLEARANCE

                                                                                                                        EXHIBIT FIVE

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TRANSACTIONS IN WHICH THE
ACCESS PERSON HAS EITHER
BENEFICIAL OWNERSHIP AND/OR
INVESTMENT CONTROL UNLESS                  SUBJECT   PRE-         QUARTERLY   ANNUAL
OTHERWISE NOTED                            TO CODE   CLEARANCE    REPORTING   REPORTING   COMMENTS
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VOLITIONAL transactions in REPORTABLE      *Yes      **Yes/      Yes          Yes         *While all transactions in
FUNDS listed on EXHIBIT ONE                          No                                   Reportable Funds are subject
                                                                                          to the reporting requirements
                                                                                          of the Code only transactions
                                                                                          in Loomis Advised Funds are
                                                                                          subject the Code's trading
                                                                                          restrictions (specifically,
                                                                                          Short-Term Profit and
                                                                                          Round Trip Transaction
                                                                                          Restrictions).

                                                                                          **Pre-clearance approval is
                                                                                          required for all Private
                                                                                          Placement purchases, including
                                                                                          Hedge Funds. In addition, the
                                                                                          purchase of additional shares,
                                                                                          (including mandatory capital calls),
                                                                                          or the subsequent sale (partial or
                                                                                          full) of a previously approved
                                                                                          Private Placement or Hedge
                                                                                          Fund, must receive pre-
                                                                                          clearance approval from the
                                                                                          Chief Compliance Officer.
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                                                  TRANSACTIONS EXEMPT FROM PRE-CLEARANCE

                                                                                                                        EXHIBIT FIVE

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TRANSACTIONS IN WHICH THE
ACCESS PERSON HAS EITHER
BENEFICIAL OWNERSHIP AND/OR
INVESTMENT CONTROL UNLESS                  SUBJECT   PRE-         QUARTERLY   ANNUAL
OTHERWISE NOTED                            TO CODE   CLEARANCE    REPORTING   REPORTING   COMMENTS
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                                                                                          Transactions in all closed-end funds,
                                                                                          whether or not a particular closed-end
                                                                                          fund is a Reportable Fund, require
                                                                                          preclearance.
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VOLITIONAL transactions in EXEMPT          Yes       No           Yes         Yes
ETFS listed on EXHIBIT TWO
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All purchases and sales of                 Yes       Yes           Yes        Yes
SECURITIES (unless otherwise noted)
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Sale of current or former employer         Yes       Yes           Yes        Yes
stock the Access Person or his/her
Spouse or live-in partner
received upon exercising stock options
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